UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-08411
(Investment Company Act file number)

The James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road
Xenia, Ohio 45385
(Address of principal executive offices)  (Zip code)

Barry R. James
P.O. Box 8
Alpha, Ohio 45301
(Name and address of agent for service)

Registrant's telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 – June 30, 2016

Item 1. Reports to Stockholders.

James Balanced: Golden Rainbow Fund
James Small Cap Fund
James Mid Cap Fund
James Micro Cap Fund
James Aggressive Allocation Fund
James Long-Short Fund

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	5
Representation of Schedules of Investments	9
Disclosure of Fund Expenses	10
Schedule of Investments
James Balanced: Golden Rainbow Fund	12
James Small Cap Fund	23
James Mid Cap Fund	26
James Micro Cap Fund	28
James Aggressive Allocation Fund	30
James Long-Short Fund	33
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	46
James Balanced: Golden Rainbow Fund - Institutional Class	47
James Small Cap Fund	48
James Mid Cap Fund	49
James Micro Cap Fund	50
James Aggressive Allocation Fund	51
James Long-Short Fund	52
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	61
Additional Information	62
Disclosure Regarding Approval of Fund Advisory Agreements	63
Trustees & Officers	67
Privacy Policy	69

James Advantage Funds	Shareholder Letter

June 30, 2016 (Unaudited)

Thanks to you, the James Advantage Funds continue to attract additional investor interest.  Our Funds had over $4.5 billion in net assets, with the James Balanced: Golden Rainbow Fund leading the way at $4.4 billion as of June 30, 2016.  We try to keep in mind the reason most shareholders have trusted their savings with us in the James Balanced: Golden Rainbow Fund: we seek to provide total return through a combination of growth and income and preservation of capital in declining markets.  We are proud of the James Balanced: Golden Rainbow Fund’s long-term track record and our entire staff are dedicated to helping with your success.

Over the last year the markets have had to adapt to rapid changes in oil and precious metals prices; the Federal Reserve finally raising rates; and the United Kingdom voting to leave the European Union.  We also saw continued volatility in the Chinese stock market as their economy continues to retool.  Stocks presented a challenge as stock index returns were mixed over the past year.  Bonds started the period doing little, but rebounded in the first half of 2016.  Here are my thoughts about the year and how your Funds fared.

The Market Over the Past Year

The S&P 500® Index, a commonly used barometer of the stock market, rose 3.99% over the twelve months ended June 30, 2016.  The stock market has continued its lackluster run since the Federal Reserve stopped additional Quantitative Easing.  The market is attempting to stand on its own two feet: valuation and earnings.  Over these twelve months the Dow Jones Industrial Average only rose 4.50%, while smaller capitalization stocks, represented by the Russell 2000® Index, fell 6.73%.  At the end of June, our research found over half of the 8000+ stocks we follow are in their own personal bear market.  That is, they were down 20% or more from their yearly high.  The silver lining in the last year: the bond market.  The Barclays U.S. Aggregate Government/Credit Bond Index, a popular measure of the fixed income markets, rose 6.70%.

When looking at the various sector performances based on price appreciation we will review those in the Russell 3000® Index because it includes both large and small capitalization companies whereas the S&P 500® Index is heavily weighted towards the large caps. The Utility stocks led the market over the last twelve months, rising 23.31%.  In second place were Consumer Staple stocks, rising 15.19%.  The year was, in fact, a tale of two markets though, as five of the nine sectors declined.  The Energy Sector, affected by the volatility in oil prices, retreated 10.94%.   Healthcare stocks fell 6.63%.  Overall, the Russell 3000® Index rose 2.14%.

Bonds, especially long term U.S. Treasury bonds, performed well in the first half of 2016 after languishing in the second half of 2015.  Weakness in the U.S. economy seems to have taken root.  In fact, the last ten years have been the worst for economic growth since the 1940’s.  Manufacturing is in its own recession, as Regional Federal Reserve reports and Industrial Production figures have trended lower.  Bond investors have focused on international problems, a weak domestic economy, and a Federal Reserve unwilling to raise rates.  We believe this is why bonds have fared well.

Investment Goals and Objectives

Our research team uses our proprietary approach to try and identify securities we believe are undervalued.  In our experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies.  We do not drift from our style simply because the markets are embracing a current, but temporary, fad.  We believe value investing will outperform over the long run, a fact supported by much academic research. Investors must realize that value investing does not always outperform growth and there are no assurances that past outperformance will be repeated.  The Long-Short Fund invests in long positions that we view as undervalued and sells short securities that we view as overvalued and sells short securities that are overvalued.  The Aggressive Allocation Fund also invests in high quality fixed income securities.

The investment objectives of each Fund are stated in its Prospectus, and each Fund has a primary benchmark that may help investors understand broad trends and portfolio performance.  Of course, benchmarks don't take into account black-swan types of risks, unusual trends, or particularized investment goals.

Investment Philosophy

The Fund’s adviser does its own research using quantitative databases and statistical expertise and other elements to help measure risk levels and the potential impact on future stock and bond price movements.  The adviser employs a proprietary investment approach to select equity securities for the Funds that it believes are undervalued and more likely to appreciate.  The adviser focuses on characteristics such as being overlooked by Wall Street, management commitment, value and neglect.  The adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, other financial statement data as well as its own proprietary calculations.  The adviser evaluates over 8,000 companies of all capitalization ranges.  For the James Small Cap Fund and the James Mid Cap Fund, the adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range.  For all Funds, the adviser normally will sell a security when the investment no longer meets the adviser’s investment criteria.  The adviser’s Investment Committee has a great deal of investment experience, exceeding over 200 years in total with James.  We believe our combination of quantitative modeling and hands-on management makes us unique and creates the James Advantage Funds.

Annual Report | June 30, 2016	1

Shareholder Letter	James Advantage Funds

June 30, 2016 (Unaudited)

Fund Performance

The stock and bond markets have been roiled over the last year by several very unusual macro-economic events.  The devaluation of the Chinese yuan, the drop in the price of crude oil and the United Kingdom’s vote to leave the European Union (Brexit) each had a sharp and dramatic impact, pushing down stock prices and sending longer term bond prices higher.  All three of these proved to be short-lived as the stock market came back to pre-event levels each time.  Embedded in this market volatility were some underlying trends that impacted our Funds.  Over this period small capitalization stocks struggled, with the Russell 2000® Index dropping 6.73%.  Both the James Balanced: Golden Rainbow Fund and the Aggressive Allocation Fund will invest in small cap companies.  The Fed’s expressed intention to raise the Fed Funds Rate muddied the waters in the finance sector as well as in bonds.

The James Balanced: Golden Rainbow Fund Retail Class shares slipped 0.64% over the twelve months ended June 30, 2016.  Its blended secondary benchmark, a composite index comprised of the Russell 2000® Index, the S&P 500® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, rose by 1.71%.  The Fund trailed this benchmark as our type of value investing lagged growth stocks over the year.  As mentioned previously, most stocks are in their own bear market and the Fund wasn’t immune.  Previous winning industries, like Airlines and Refiners slipped when oil prices bounced back.  We lowered the Fund’s exposure to these areas, but it didn’t eliminate their impact on the Fund.  The bonds in the Fund offset most of the problems encountered with stocks, but they weren’t able to offset all of it because the current low yields on bonds cannot provide the income flow or the buffer that higher yield bonds have in the past, especially when the Federal Reserve has commenced a strategy of raising rates.

The James Small Cap Fund declined by 4.62% over the fiscal year versus a decline of 6.73% for the Russell 2000® Index, its benchmark.  Investments in Basic Material and Utility stocks were contributing factors in helping the Fund outperform its benchmark.  The adviser’s research was successful in identifying sectors and individual stocks that outperformed over the period.

The James Mid Cap Fund fell 2.46% over the year while its benchmark, the S&P 400® MidCap Value Index, rose 1.28%.  The Fund’s positions in oil refiners and grocery stores were a drag on performance as those industry groups were out of favor.  Rising concerns over international trade hurt shipping companies.

The James Micro Cap Fund fell 0.44% while its benchmark, the Russell Microcap® Index, fell 12.05% over the fiscal year.  This Fund focuses on companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds that invest primarily in such securities.  The Fund’s holdings in Richmont Mines, Inc. (2.27% of the portfolio), Patrick Industries (4.10% of the portfolio), and Hawaiian Holdings (2.95% of the portfolio) were the strongest performers with Richmont Mines, Inc. leading the way, rising 188.28% over the period.  Security selection was the primary contributor to the Fund’s outperformance versus its benchmark.

The James Long-Short Fund fell 1.96%, while its benchmark, the S&P 500® Index, rose 3.99%.  The Long-Short Fund can be leveraged up to 130%, but does not have to be leveraged, nor is it required to have any short positions at all.  This Fund attempts to take advantage of volatile markets where we can capitalize on market swings, both up and down.  The Fund’s prospectus advises shareholders and potential shareholders not to expect a tight correlation to the S&P 500® Index.  The Fund lagged its benchmark because many of the stocks sold short were growth stocks, which outperformed the stocks held in long positions.  The Fund did not use any bond investments during the year.

Finally, the James Aggressive Allocation Fund, the newest member of the James Advantage Funds, got its start on July 1, 2015.  The timing of the inception date did not help the early performance of the Fund, but the Fund was able to rebound some in the first half of 2016.  Since its inception through June 30, 2016, the Fund lost 4.98% while its blended secondary benchmark, 65% Russell 3000® and 35% Barclays U.S. Aggregate Government/Credit Bond Index, rose 3.67%.  Cash inflows at the top of the market and just prior to the Chinese devaluation in 2015 were invested at a peak, and the Fund struggled to recoup that disadvantage.  However for the six months ended June 30, 2016, the Fund rose 3.95%, while its benchmark rose 4.64%.  The Fund seeks to provide total return through a combination of growth and income.  Preservation of capital in declining markets is a secondary objective.  It is expected the Fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund.

Please see the following charts for longer term comparisons for all our Funds.

Expectations for the Future

The market has remained in the doldrums after the Federal Reserve stopped additional Quantitative Easing.  Investors have focused on valuations and earnings and both have been less than appealing.  Some measures of valuation, like Market Capitalization to GDP and the Schiller Cyclically Adjusted Price Earnings ratio are in our view a bit extended.  In addition, very modest economic growth has hampered earnings.  We have seen earnings fall each of the previous four quarters.  It is little wonder the market hasn’t moved very much since December of 2014.

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James Advantage Funds	Shareholder Letter

June 30, 2016 (Unaudited)

Doldrums, though, can have a positive outcome.  Our research going back to 1900 shows such periods to be rare.  The next 18 months after those doldrums tend to be above average for stocks, but it usually begins with a slow start.  We believe the market is going through a transition, one where large growth stocks will eventually give way to smaller value stocks.  This is the history of the markets, with smaller value stocks outperforming larger growth stocks by about 5% a year going back to 1928.  However, the opposite has been in effect for the last 1, 3, 5 and 10 years.  This too is rare and historically, we have found that the next 3 years after these doldrums have tended to be strong for smaller value stocks while larger growth stocks stalled.  As a result, we believe the trend should reverse and where appropriate, we are gradually adding more small value securities.

The market is currently trying to digest the Exit vote in the United Kingdom.  In a recent study by the Funds’ adviser, it was concluded that the United States shouldn’t feel much impact on our trade and liquidity levels worldwide have been at record levels.  It is thought these funds might move into the U.S. as a result of Brexit.  The adviser believes the volatility created by the Brexit outcome should be considered a buying opportunity for U.S. investors.

Bonds have had a magnificent run, but we wouldn’t expect them to continue on such a pace in the new fiscal year.  We expect to see bonds provide a good offset to the risks in stocks, but they aren’t going to produce a lot of income.  In portfolios that hold bonds, we expect to start the year with modest durations in high quality bonds. There has been much written in the financial press about declining liquidity in the U.S. bond markets.  Because we invest in only high quality bonds, sovereigns and U.S. government obligations, we have not been noticeably impacted by bond liquidity issues.  However, the Funds’ bond traders are vigilant in this regard and continue to review trading strategies to deal with potential future liquidity issues.

As we start the new fiscal year, we find our risk indicators are positive and we have increased equity levels where appropriate.  We still think the market will trade in a narrow range for a period of time, but better days for stocks and for our style are hopefully in the future.  I personally have increased my holdings in the Funds.  After more than forty years in the business, we have come to believe it is often best to invest when something has been temporarily lagging rather than chasing rapidly rising prices.  We believe this may be one of those times.

Barry R. James, CFA, CIC
President

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.

Holdings shown represent an average weight in the Fund for the time period June 30, 2015 to June 30, 2016.

The Funds’ prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Funds’ prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

The Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue-Chip stocks.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Annual Report | June 30, 2016	3

Shareholder Letter	James Advantage Funds

June 30, 2016 (Unaudited)

The Stock Market Capitalization to GDP Ratio is a ratio used to determine whether an overall market is undervalued or overvalued. The ratio can be used to focus on specific markets, such as the U.S. market, or it can be applied to the world market depending on what values are used in the calculation.

Shiller Cyclically Adjusted Price Earnings Ratio is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings (moving average), adjusted for inflation.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes.  An investor may not invest directly in an index.

Quantitative easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

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James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced:  Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	-0.64%	5.98%	6.18%	7.90%
Blended Index(1)	1.71%	6.81%	6.09%	7.95%
Russell 2000® Index	-6.73%	8.35%	6.20%	9.51%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	4.33%	2.90%	4.48%	5.64%
S&P 500® Index	3.99%	12.10%	7.42%	9.32%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.
(2)	Inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 0.97%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced:  Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class
Average Annual Total Returns

	1 Year	5 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	-0.43%	6.23%	9.81%
Blended Index(1)	1.71%	6.81%	11.43%
Russell 2000® Index	-6.73%	8.35%	18.49%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	4.33%	2.90%	3.91%
S&P 500® Index	3.99%	12.10%	18.65%

(1)	The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.
(2)	Inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 0.72%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2016	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-4.62%	7.03%	3.99%	7.71%
Russell 2000® Index	-6.73%	8.35%	6.20%	8.37%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 1.50%.
Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Mid Cap Fund	-2.46%	7.76%	5.35%	5.35%
S&P MidCap 400® Value Index	1.28%	10.96%	7.75%	7.75%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and
 Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Micro Cap Fund	-0.44%	9.84%	11.34%
Russell Microcap® Index	-12.05%	8.20%	12.12%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 1.51%.
Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund
Cumulative Annual Total Returns

	1 Month	3 Month	Since Inception(2)
James Aggressive Allocation Fund	2.38%	2.49%	-4.98%
Blended Index(1)	0.90%	2.65%	3.67%

(1)	The Blended Index is comprised of a 35% weighting in the Barclays U.S. Aggregate Government/Credit Bond Index and a 65% weighting in the Russell 3000® Index.
(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 0.99%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 3000® Index is a stock market index of U.S. stocks. The index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Government/Credit Bond Index (an unmanaged index generally representative of dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity greater than one year).

The Russell Microcap® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2016	7

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Long-Short Fund	-1.96%	5.26%	5.36%
S&P 500® Index	3.99%	12.10%	11.94%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 2.71%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index is a widely recognized unmanaged index of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index return does not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Representation of Schedules of Investments

June 30, 2016 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund.

James Balanced:  Golden Rainbow Fund - Industry Sector Allocation
(% of Net Assets)*

James Mid Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Long-Short Fund - Industry Sector Allocation
 (% of Net Assets)*
(Cash and Cash Equivalents and Other Liabilities in Excess of Assets not included)

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | June 30, 2016	9

Disclosure of Fund Expenses	James Advantage Funds

June 30, 2016 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2016(a)	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.96%	$1,000.00	$1,016.10	$4.81
Retail Class Hypothetical (5% return before expenses)	0.96%	$1,000.00	$1,020.09	$4.82

Institutional Class Actual	0.71%	$1,000.00	$1,017.10	$3.56
Institutional Class Hypothetical (5% return before expenses)	0.71%	$1,000.00	$1,021.33	$3.57

James Small Cap Fund
Actual	1.50%	$1,000.00	$990.00	$7.42
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.40	$7.52

James Mid Cap Fund
Actual	1.50%	$1,000.00	$988.30	$7.42
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.40	$7.52

James Micro Cap Fund
Actual	1.50%	$1,000.00	$996.00	$7.44
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.40	$7.52

James Aggressive Allocation Fund(c)
Actual	0.98%	$1,000.00	$1,039.50	$4.97
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,019.99	$4.92

James Long-Short Fund
Actual	2.84%(d)	$1,000.00	$979.60	$13.98
Hypothetical (5% return before expenses)	2.84%(d)	$1,000.00	$1,010.74	$14.20

10	www.jamesfunds.com

James Advantage Funds	Disclosure of Fund Expenses

June 30, 2016 (Unaudited)

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

(c)	Fund commenced operations on July 1, 2015.
(d)
Dividend and interest expense on securities sold short and interest expense totaled 1.34% (annualized) of average net assets for the six months ended June 30, 2016.  Total annual operating expense of 2.84% includes the 1.34% of dividend and interest expense.

Annual Report | June 30, 2016	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2016

Shares or Principal Amount		Value
COMMON STOCKS-48.6%
	Basic Materials-4.6%
6,388	AEP Industries, Inc.	$513,978
31,560	Agnico Eagle Mines, Ltd.	1,688,460
323,670	Avery Dennison Corp.	24,194,333
514,370	Barrick Gold Corp.	10,981,799
553,420	Celanese Corp., Series A	36,221,339
62,530	Ciner Resources LP	1,752,091
392,250	Cooper Tire & Rubber Co.	11,696,895
36,830	Dow Chemical Co.	1,830,819
32,130	First Majestic Silver Corp.*	436,325
1,120,260	Goodyear Tire & Rubber Co.	28,745,872
96,330	Hecla Mining Co.	491,283
288,855	Innospec, Inc.	13,284,441
59,010	Lydall, Inc.*	2,275,426
119,250	Neenah Paper, Inc.	8,630,123
1,037,820	Newmont Mining Corp.	40,599,518
48,650	Novagold Resources, Inc.*	297,738
26,900	Pan American Silver Corp.	442,505
459,420	Richmont Mines, Inc.*	4,231,258
168,720	Universal Forest Products, Inc.	15,638,657
		203,952,860

	Consumer, Cyclical-5.1%
737,220	Alaska Air Group, Inc.	42,972,554
406,780	Best Buy Co., Inc.	12,447,468
101,335	Big Lots, Inc.	5,077,897
409,475	Cato Corp., Class A	15,445,397
64,890	Delta Air Lines, Inc.	2,363,943
254,800	Express, Inc.*	3,697,148
71,220	Flexsteel Industries, Inc.	2,821,736
634,050	Foot Locker, Inc.	34,783,983
632,670	Ford Motor Co.	7,952,662
305,275	Hawaiian Holdings, Inc.*	11,588,239
70,940	Insight Enterprises, Inc.*	1,844,440
75,350	Lennar Corp., Class A	3,473,635
5,710	Meritage Homes Corp.*	214,353
141,480	Patrick Industries, Inc.*	8,529,829
117,260	PC Connection, Inc.	2,790,788
983,490	Skechers U.S.A., Inc., Class A*	29,229,323
771,725	Southwest Airlines Co.	30,259,337
34,945	Wabash National Corp.*	443,802
103,505	Wal-Mart Stores, Inc.	7,557,935
5,800	Wayside Technology Group, Inc.	104,748
		223,599,217

	Consumer, Non-cyclical-10.3%
322,580	Aetna, Inc.	39,396,695
312,115	Anthem, Inc.	40,993,184
128,305	Cal-Maine Foods, Inc.	5,686,478
17,970	Coca-Cola Bottling Co. Consolidated	2,650,036
133,035	Convergys Corp.	3,325,875
857,650	Dr Pepper Snapple Group, Inc.	82,874,720
255,410	DST Systems, Inc.	29,737,386

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
239,070	Eli Lilly & Co.	$18,826,763
102,135	Helen of Troy, Ltd.*	10,503,563
325,675	Ingles Markets, Inc., Class A	12,147,678
21,600	Ingredion, Inc.	2,795,256
65,905	John B Sanfilippo & Son, Inc.	2,809,530
1,023,480	Kroger Co.	37,653,829
75,358	ManpowerGroup, Inc.	4,848,534
674,260	Merck & Co., Inc.	38,844,119
51,240	National HealthCare Corp.	3,317,278
115,190	Natural Health Trends Corp.	3,247,206
824,855	Newell Rubbermaid, Inc.	40,063,207
114,955	Nutrisystem, Inc.	2,915,259
242,090	Omega Protein Corp.*	4,839,379
777,530	Pfizer, Inc.	27,376,831
34,389	Sanderson Farms, Inc.	2,979,463
69,960	Superior Uniform Group, Inc.	1,335,536
105,621	Toro Co.	9,315,772
197,750	UnitedHealth Group, Inc.	27,922,300
		456,405,877

	Energy-2.4%
158,091	BP PLC, Sponsored ADR	5,613,811
215,790	Exxon Mobil Corp.	20,228,155
145,864	HollyFrontier Corp.	3,467,187
26,718	Matrix Service Co.*	440,580
1,359,710	McDermott International, Inc.*	6,716,967
8,350	Noble Corp. PLC	68,804
7,795	PBF Energy, Inc., Class A	185,365
8,180	Rowan Cos., PLC, Class A	144,459
136,580	Star Gas Partners LP	1,212,830
424,950	Tesoro Corp.	31,837,254
589,710	Valero Energy Corp.	30,075,210
99,695	World Fuel Services Corp.	4,734,516
		104,725,138

	Financial-8.3%
44,000	Aircastle, Ltd.	860,640
316,293	American Financial Group, Inc.	23,383,541
1,459,470	AmTrust Financial Services, Inc.	35,757,015
438,356	Annaly Capital Management, Inc., REIT	4,852,601
42,500	Ares Commercial Real Estate Corp., REIT	522,325
295,907	Argo Group International Holdings, Ltd.	15,357,547
97,760	Ashford Hospitality Trust, Inc., REIT	524,971
873,375	Aspen Insurance Holdings, Ltd.	40,507,132
411,215	Brandywine Realty Trust, REIT	6,908,412
466,926	Chimera Investment Corp., REIT	7,330,738
127,020	Chubb, Ltd.	16,602,784
75,625	Dynex Capital, Inc., REIT	524,837
183,330	Endurance Specialty Holdings, Ltd.	12,312,443
77,270	ePlus, Inc.*	6,319,913
417,510	Fifth Third Bancorp	7,344,001
24,865	Getty Realty Corp., REIT	533,354
55,000	Goldman Sachs Group, Inc.	8,171,900

See Notes to Financial Statements.

Annual Report | June 30, 2016	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2016

Shares or Principal Amount		Value
	Financial (continued)
233,959	Government Properties Income Trust, REIT	$5,395,095
17,890	Hanover Insurance Group, Inc.	1,513,852
446,970	JPMorgan Chase & Co.	27,774,716
1,207,600	KeyCorp	13,343,980
25,115	LendingTree, Inc.*	2,218,408
82,497	LTC Properties, Inc., REIT	4,267,570
65,700	MainSource Financial Group, Inc.	1,448,685
16,440	MutualFirst Financial, Inc.	449,634
24,260	National Storage Affiliates Trust, REIT	505,093
377,630	Nelnet, Inc., Class A	13,122,643
64,950	PNC Financial Services Group, Inc.	5,286,281
31,050	Prospect Capital Corp.	242,811
111,640	Reading International, Inc., Class A*	1,394,384
25,370	Sunstone Hotel Investors, Inc., REIT	306,216
172,770	Torchmark Corp.	10,680,641
678,924	Travelers Cos., Inc.	80,819,113
354,335	Unum Group	11,264,310
18,120	Whitestone, REIT	273,250
		368,120,836

	Industrial-4.3%
58,823	Aegion Corp.*	1,147,637
21,600	AGCO Corp.	1,018,008
10,283	Alamo Group, Inc.	678,370
173,830	AMERCO	65,108,026
315,210	American Axle & Manufacturing Holdings, Inc.*	4,564,241
118,690	American Railcar Industries, Inc.	4,684,694
126,530	American Woodmark Corp.*	8,399,061
118,200	Costamare, Inc.	906,594
93,290	Covenant Transportation Group, Inc., Class A*	1,685,750
40,470	Crown Holdings, Inc.*	2,050,615
91,515	Culp, Inc.	2,528,559
87,610	Deere & Co.	7,099,914
91,335	DHT Holdings, Inc.	459,415
32,400	FedEx Corp.	4,917,672
370,370	Frontline, Ltd.	2,914,812
69,395	Gener8 Maritime, Inc.*	444,128
173,300	Global Brass & Copper Holdings, Inc.	4,729,357
88,940	Headwaters, Inc.*	1,595,584
16,230	Huntington Ingalls Industries, Inc.	2,727,127
1,142,890	Magna International, Inc.	40,081,152
245,160	Matson, Inc.	7,916,216
14,330	NACCO Industries, Inc., Class A	802,480
54,080	Republic Services, Inc.	2,774,845
32,400	Ryder System, Inc.	1,980,936
162,258	Ship Finance International, Ltd.	2,391,683
168,105	Smith & Wesson Holding Corp.*	4,569,094
66,910	Sonoco Products Co.	3,322,751
10,433	Strattec Security Corp.	425,353
18,755	Superior Industries International, Inc.	502,259
140,870	Teekay Tankers, Ltd., Class A	419,793
10,470	Tenneco, Inc.*	488,007
53,970	Unifi, Inc.*	1,469,603

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
	Industrial (continued)
43,180	United Rentals, Inc.*	$2,897,378
		187,701,114

	Technology-7.8%
600,377	ACCO Brands Corp.*	6,201,894
306,400	Arrow Electronics, Inc.*	18,966,160
255,210	Avnet, Inc.	10,338,557
47,640	Cardtronics PLC*	1,896,548
147,820	Cisco Systems, Inc.	4,240,956
138,000	Cohu, Inc.	1,497,300
237,810	Corning, Inc.	4,870,349
18,995	CSG Systems International, Inc.	765,688
958,915	Deluxe Corp.	63,643,189
149,701	Ebix, Inc.	7,170,678
18,680	Equifax, Inc.	2,398,512
61,759	FormFactor, Inc.*	555,217
184,910	Hackett Group, Inc.	2,564,702
421,000	Intel Corp.	13,808,800
22,120	International Business Machines Corp.	3,357,374
44,450	Leidos Holdings, Inc.	2,127,821
189,660	Lexmark International, Inc., Class A	7,159,665
267,430	Lockheed Martin Corp.	66,368,103
33,670	NeuStar, Inc., Class A*	791,582
376,220	Northrop Grumman Corp.	83,626,182
355,880	Orbotech, Ltd.*	9,092,734
268,600	SYNNEX Corp.	25,468,652
118,690	WESCO International, Inc.*	6,111,348
		343,022,011

	Utilities-5.8%
300,520	American Electric Power Co., Inc.	21,063,447
1,637,700	AT&T, Inc.	70,765,017
77,435	Avista Corp.	3,469,088
456,810	BT Group PLC, Sponsored ADR	12,722,159
339,850	CenterPoint Energy, Inc.	8,156,400
139,620	DTE Energy Co.	13,839,134
188,500	Edison International	14,640,795
119,560	IDACORP, Inc.	9,726,206
34,540	Inteliquent, Inc.	687,001
91,400	PG&E Corp.	5,842,288
97,210	Pinnacle West Capital Corp.	7,879,843
239,460	PNM Resources, Inc.	8,486,462
475,660	Portland General Electric Co.	20,986,119
367,120	Public Service Enterprise Group, Inc.	17,111,463
49,427	Spark Energy, Inc., Class A	1,633,562
240,510	UGI Corp.	10,883,078
281,920	Verizon Communications, Inc.	15,742,413
511,750	Vonage Holdings Corp.*	3,121,675

See Notes to Financial Statements.

Annual Report | June 30, 2016	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2016

Shares or Principal Amount		Value
	Utilities (continued)
137,670	Westar Energy, Inc.	$7,721,910
		254,478,060

TOTAL COMMON STOCKS (Cost $1,741,159,292)		2,142,005,113

CLOSED-END FUNDS-0.0%(a)
131,000	BlackRock Resources & Commodities Strategy Trust	1,008,700

TOTAL CLOSED-END FUNDS (Cost $915,191)		1,008,700

EXCHANGE TRADED FUNDS-1.2%
107,910	iShares® MSCI All Peru Capped ETF	3,333,340
109,760	iShares® MSCI Canada ETF	2,690,218
94,410	iShares® MSCI Chile Capped ETF	3,474,288
61,530	iShares® MSCI Ireland Capped ETF	2,211,388
55,590	iShares® MSCI Philippines ETF	2,177,460
7,000	iShares® National AMT-Free Municipal Bond ETF	797,580
704,760	iShares® Silver Trust ETF*	12,594,061
194,610	SPDR® Gold Shares ETF*	24,622,057

TOTAL EXCHANGE TRADED FUNDS (Cost $46,716,068)		51,900,392

CORPORATE BONDS-6.4%
	Basic Materials-0.0%(a)
$1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,664,910

	Communications-0.2%
8,000,000	Alphabet, Inc., 3.625%, 5/19/21	8,822,888

	Consumer, Cyclical-0.5%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,951,635
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,246,955
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,903,915
785,000	McDonald's Corp., 5.700%, 2/1/39	977,879
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,628,658
		20,709,042
	Consumer, Non-cyclical-1.3%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	10,775,230
3,000,000	Hershey Co., 4.125%, 12/1/20	3,363,969
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	6,762,255
5,000,000	Merck & Co., Inc., 2.800%, 5/18/23	5,249,820
10,000,000	Merck & Co., Inc., 4.150%, 5/18/43	11,269,530
10,000,000	PepsiCo, Inc., 5.000%, 6/1/18	10,731,000
10,000,000	Stryker Corp., 2.000%, 9/30/16	10,029,630
		58,181,434
	Energy-1.2%
5,000,000	Apache Corp., 3.250%, 4/15/22	5,122,640
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	5,260,205

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
	Energy (continued)
$8,271,000	Chevron Corp., 3.326%, 11/17/25	$8,844,147
10,000,000	Diamond Offshore Drilling, Inc., 5.875%, 5/1/19	10,250,740
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	5,170,660
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,796,170
2,625,000	Shell International Finance BV, 4.375%, 5/11/45	2,846,020
10,000,000	Statoil ASA, 2.250%, 11/8/19	10,255,850
		54,546,432
	Financial-1.8%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,054,830
8,000,000	Aflac, Inc., 3.625%, 11/15/24	8,572,144
20,000,000	American Express Credit Corp., 2.800%, 9/19/16	20,084,960
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,517,625
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,082,800
11,000,000	JPMorgan Chase & Co., 4.250%, 10/15/20	11,990,583
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,124,035
6,000,000	PNC Bank Na, 2.950%, 2/23/25	6,199,602
5,000,000	UBS AG, 5.875%, 12/20/17	5,310,920
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	5,127,720
		78,065,219
	Industrial-0.5%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,157,546
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,604,572
10,000,000	General Electric Capital Corp., 1.428%, 4/15/20(b)	10,101,960
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	3,020,644
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,330,375
		21,215,097
	Technology-0.7%
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,444,632
5,000,000	Intel Corp., 3.300%, 10/1/21	5,421,260
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,001,761
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,968,444
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,567,191
5,000,000	Oracle Corp., 2.500%, 10/15/22	5,118,420
		28,521,708
	Utilities-0.2%
5,000,000	Duke Energy Florida LLC, Series A, 5.800%, 9/15/17	5,283,655
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,923,260
		10,206,915
TOTAL CORPORATE BONDS (Cost $271,102,406)		281,933,645

MORTGAGE BACKED SECURITIES-0.5%
	Federal National Mortgage Association-0.4%
$12,961,059	3.500%, 9/1/33	13,788,375
1,776,427	4.500%, 9/1/40	1,874,371
		15,662,746

See Notes to Financial Statements.

Annual Report | June 30, 2016	17

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2016

Shares or Principal Amount		Value
	Government National Mortgage Association-0.1%
$3,773,451	4.000%, 12/20/40	$4,066,130

TOTAL MORTGAGE BACKED SECURITIES (Cost $18,944,671)		19,728,876

U.S. GOVERNMENT AGENCIES-5.3%
	Federal Farm Credit Banks-2.4%
10,000,000	1.170%, 5/16/19	10,014,550
15,000,000	1.970%, 5/10/22	15,004,875
15,000,000	2.000%, 10/20/22	15,014,730
10,000,000	2.350%, 5/2/24	10,034,740
10,000,000	2.980%, 11/25/25	10,025,510
5,725,000	2.750%, 11/6/26	6,116,373
10,000,000	2.800%, 6/2/28	10,073,260
10,000,000	3.500%, 9/14/29	10,060,060
7,325,000	3.400%, 11/25/30	7,346,792
10,000,000	3.220%, 3/26/31	10,946,140
		104,637,030
	Federal Home Loan Banks-2.0%
25,000,000	0.700%, 6/5/17	25,018,675
11,250,000	1.200%, 5/23/19	11,259,394
5,000,000	1.600%, 10/22/20	5,000,065
10,000,000	2.050%, 6/9/23	10,032,630
10,000,000	2.620%, 4/28/26	10,026,640
9,500,000	3.000%, 4/18/31	9,506,032
19,000,000	2.000%, 6/30/31 (c)	19,001,102
		89,844,538
	Federal Home Loan Mortgage Corporation-0.8%
20,000,000	0.850%, 10/27/17	20,001,740
10,000,000	1.350%, 5/24/19	10,005,470
5,000,000	1.000%, 8/26/19 (c)	5,001,100
		35,008,310
	United States Department of Housing and Urban Development-0.1%
5,000,000	2.050%, 8/1/19	5,177,785

TOTAL U.S. GOVERNMENT AGENCIES (Cost $232,933,261)		234,667,663

U.S. TREASURY BONDS & NOTES-30.9%
	U.S. Treasury Bonds-1.3%
$40,000,000	5.375%, 2/15/31	59,337,520

	U.S. Treasury Inflation Indexed Bonds-0.5%
21,228,000	0.625%, 7/15/21	22,349,390

	U.S. Treasury Inflation Indexed Notes-1.2%
13,131,850	1.625%, 1/15/18	13,628,746
36,992,900	0.125%, 1/15/22	37,711,561
		51,340,307
	U.S. Treasury Notes-27.9%
80,000,000	0.500%, 1/31/17	80,031,280

See Notes to Financial Statements.

18	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
	U.S. Treasury Notes (continued)
$90,000,000	0.500%, 2/28/17	$90,035,190
105,000,000	0.875%, 11/15/17	105,438,900
10,000,000	0.750%, 2/28/18	10,028,120
155,000,000	1.500%, 8/31/18	157,942,520
190,000,000	2.750%, 2/15/19	200,286,790
185,000,000	1.500%, 10/31/19	189,328,630
50,000,000	1.375%, 9/30/20	50,917,950
175,000,000	2.625%, 11/15/20	187,523,350
25,000,000	1.125%, 2/28/21	25,177,725
65,000,000	2.125%, 5/15/25	68,689,270
60,000,000	2.000%, 8/15/25	62,756,280
		1,228,156,005
TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,320,804,730)		1,361,183,222

FOREIGN BONDS-0.8%
	Australia Government-0.2%
AUD 10,000,000	5.250%, 3/15/19	8,188,206

	Canada Government-0.2%
CAD 5,000,000	3.750%, 6/1/19	4,233,755
CAD 5,000,000	3.500%, 6/1/20	4,315,454
		8,549,209
	New Zealand Government-0.2%
NZD 15,000,000	5.000%, 3/15/19	11,540,766

	Singapore Government-0.2%
SGD 10,000,000	2.250%, 6/1/21	7,702,200

TOTAL FOREIGN BONDS (Cost $37,886,314)		35,980,381

MUNICIPAL BONDS-4.6%
	California-0.0%(a)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, Prefunded 6/01/17 @ 100, 4.750%, 6/1/31 (d)	1,037,950

	Colorado-0.0%(a)
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, Prefunded 12/01/16 @ 100, 5.000%, 12/1/26 (d)	1,018,080

	Connecticut-0.2%
5,350,000	State of Connecticut, Series D, 5.000%, 11/1/25	6,349,005

	Florida-0.3%
10,775,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series C, 5.000%, 6/1/23	13,520,147
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,082,820
		14,602,967
	Georgia-0.2%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,254,880

See Notes to Financial Statements.

Annual Report | June 30, 2016	19

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2016

Shares or Principal Amount		Value
	Georgia (continued)
$5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	$6,250,500
		9,505,380
	Hawaii-0.3%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	11,069,010

	Illinois-0.0%(a)
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,043,260

	Maryland-0.1%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,193,200

	Massachusetts-0.0%(a)
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, Prefunded 8/01/17 @ 100, 5.250%, 8/1/22 (d)	1,049,160

	Michigan-0.0%(a)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), Prefunded 5/1/17 @ 100, 5.000%, 5/1/32 (d)	1,036,240

	Ohio-1.4%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,842,093
6,395,000	City of Cincinnati General Obligation Unlimited Bonds, Series A, 3.000%, 12/1/27	7,002,973
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	6,040,290
1,500,000	City of Newark General Obligation Limited Bonds, 1.750%, 5/16/17	1,509,825
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,338,750
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,837,950
11,000,000	5.500%, 1/1/51	12,645,380
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), Prerefunded 12/01/18 @ 100, 5.000%, 12/1/33 (d)	1,213,058
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), Prefunded 6/01/18 @ 100, 5.000%, 12/1/26 (d)	541,060
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,283,730
105,000	Ohio State University Revenue Bonds, Series A, Prefunded 12/01/18 @ 100, 5.000%, 12/1/28 (d)	115,792
895,000	Ohio State University Revenue Bonds, Series A, Unrefunded Portion, 5.000%, 12/1/28	984,724
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	617,675
	State of Ohio General Obligation Unlimited Bonds, Series A, Prefunded 3/01/18 @ 100:
365,000	5.375%, 9/1/28 (d)	393,112
635,000	5.375%, 9/1/28 (d)	684,460
6,900,000	State of Ohio General Obligation Unlimited Bonds, Series S, 5.000%, 5/1/28	8,987,319
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,057,860
		62,096,051
	Pennsylvania-0.9%
	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series:
20,000,000	5.000%, 6/1/24	23,990,000
12,005,000	5.000%, 3/15/25	15,038,904
		39,028,904
	Tennessee-0.2%
5,000,000	Metropolitan Government of Nashville & Davidson County TN General Obligation Unlimited Bonds, Series C, 4.000%, 7/1/24	6,004,100

See Notes to Financial Statements.

20	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
	Texas-0.6%
$1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), Prefunded 2/15/18 @ 100, 5.000%, 2/15/37 (d)	$1,070,820
5,000,000	Houston Texas Independent School District General Obligation Limited Bonds, Series A, 5.000%, 2/15/28	6,451,750
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), Prefunded 2/01/17 @ 100, 5.000%, 2/1/37 (d)	1,025,380
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), Prefunded 2/15/17 @ 100, 5.000%, 2/15/38 (d)	513,400
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	6,172,968
7,620,000	Referendum Transportation Community Mobility General Obligation Unlimited Bonds, Series A, 5.000%, 10/1/25	9,957,968
475,000	Tyler Independent School District General Obligation Unlimited Bonds, Prefunded 2/15/18 @ 100, 5.000%, 2/15/34 (d)	507,842
525,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded Portion, 5.000%, 2/15/34	561,141
		26,261,269
	Washington-0.3%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,433,700
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,678,263
		12,111,963
	Wisconsin-0.1%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, Prefunded 5/1/21 @ 100, 5.000%, 5/1/25 (d)	5,949,050

TOTAL MUNICIPAL BONDS (Cost $191,999,280)		203,355,589

SHORT TERM INVESTMENTS-3.3%
	Mutual Funds-3.3%
143,414,502	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	143,414,502

TOTAL SHORT TERM INVESTMENTS (Cost $143,414,502)		143,414,502

TOTAL INVESTMENT SECURITIES-101.6% (Cost $4,005,875,715)		4,475,178,083
LIABILITIES IN EXCESS OF OTHER ASSETS-(1.6)%		(69,618,483)
NET ASSETS-100.0%		$4,405,559,600

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2016.
(c)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of June 30, 2016.
(d)	Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

See Notes to Financial Statements.

Annual Report | June 30, 2016	21

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2016

AUD - Australian Dollar
CAD - Canadian Dollar
NZD - New Zealand Dollar
SGD - Singapore Dollar

See Notes to Financial Statements.

22	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

June 30, 2016

Shares		Value
COMMON STOCKS-98.6%
	Basic Materials-14.8%
1,663	AEP Industries, Inc.	$133,805
13,875	Ciner Resources LP	388,778
13,370	Cooper Tire & Rubber Co.	398,693
32,570	First Majestic Silver Corp.*	442,301
77,110	Hecla Mining Co.	393,261
36,780	Innospec, Inc.	1,691,512
99,080	Lydall, Inc.*	3,820,525
35,460	Neenah Paper, Inc.	2,566,240
49,380	Novagold Resources, Inc.*	302,206
21,500	Pan American Silver Corp.	353,675
152,645	Richmont Mines, Inc.*	1,405,860
6,260	Universal Forest Products, Inc.	580,239
		12,477,095

	Consumer, Cyclical-11.2%
3,450	Big Lots, Inc.	172,879
20,220	Cato Corp., Class A	762,698
24,775	Express, Inc.*	359,485
35,174	Flexsteel Industries, Inc.	1,393,594
38,900	Hawaiian Holdings, Inc.*	1,476,644
65,487	Insight Enterprises, Inc.*	1,702,662
4,670	Meritage Homes Corp.*	175,312
32,340	Patrick Industries, Inc.*	1,949,779
56,450	PC Connection, Inc.	1,343,510
3,730	Wayside Technology Group, Inc.	67,364
		9,403,927

	Consumer, Non-cyclical-16.4%
20,335	Cal-Maine Foods, Inc.	901,247
7,910	Coca-Cola Bottling Co. Consolidated	1,166,488
51,035	Convergys Corp.	1,275,875
24,930	Helen of Troy, Ltd.*	2,563,801
21,445	Ingles Markets, Inc., Class A	799,899
21,709	John B Sanfilippo & Son, Inc.	925,455
46,762	National HealthCare Corp.	3,027,372
32,963	Natural Health Trends Corp.	929,227
28,690	Omega Protein Corp.*	573,513
11,655	Sanderson Farms, Inc.	1,009,789
33,370	Superior Uniform Group, Inc.	637,033
		13,809,699

	Energy-3.3%
7,045	Matrix Service Co.*	116,172
139,030	McDermott International, Inc.*	686,808
6,590	Noble Corp. PLC	54,302
6,595	PBF Energy, Inc., Class A	156,829
6,470	Rowan Cos., PLC, Class A	114,260
136,433	Star Gas Partners LP	1,211,525
8,345	World Fuel Services Corp.	396,304
		2,736,200

See Notes to Financial Statements.

Annual Report | June 30, 2016	23

Schedule of Investments	James Small Cap Fund

June 30, 2016

Shares		Value
	Financial-15.8%
40,155	Aircastle, Ltd.	$785,432
42,832	Argo Group International Holdings, Ltd.	2,222,970
45,385	Aspen Insurance Holdings, Ltd.	2,104,956
14,960	Brandywine Realty Trust, REIT	251,328
29,936	ePlus, Inc.*	2,448,466
9,040	Government Properties Income Trust, REIT	208,462
15,850	Hanover Insurance Group, Inc.	1,341,227
9,300	LTC Properties, Inc., REIT	481,089
78,471	MainSource Financial Group, Inc.	1,730,286
3,340	MutualFirst Financial, Inc.	91,349
42,625	Premier Financial Bancorp, Inc.	718,231
24,560	Prospect Capital Corp.	192,059
35,253	Reading International, Inc., Class A*	440,310
20,040	Sunstone Hotel Investors, Inc., REIT	241,883
4,760	Whitestone, REIT	71,781
		13,329,829

	Industrial-6.2%
8,223	Aegion Corp.*	160,431
2,687	Alamo Group, Inc.	177,261
10,165	American Woodmark Corp.*	674,753
29,100	Costamare, Inc.	223,197
27,730	Covenant Transportation Group, Inc., Class A*	501,081
86,430	Headwaters, Inc.*	1,550,554
12,500	Ship Finance International, Ltd.	184,250
45,080	Smith & Wesson Holding Corp.*	1,225,275
2,668	Strattec Security Corp.	108,774
8,270	Tenneco, Inc.*	385,465
		5,191,041

	Technology-18.4%
43,735	Cardtronics PLC*	1,741,090
38,430	Cohu, Inc.	416,965
17,335	CSG Systems International, Inc.	698,774
38,603	Deluxe Corp.	2,562,081
27,982	FormFactor, Inc.*	251,557
40,940	Leidos Holdings, Inc.	1,959,798
68,660	NCI, Inc., Class A	964,673
30,640	NeuStar, Inc., Class A*	720,346
147,430	Orbotech, Ltd.*	3,766,837
25,885	SYNNEX Corp.	2,454,416
		15,536,537

	Utilities-12.5%
30,370	Avista Corp.	1,360,576
11,550	IDACORP, Inc.	939,593
24,890	Inteliquent, Inc.	495,062
59,555	PNM Resources, Inc.	2,110,629
62,870	Portland General Electric Co.	2,773,824
5,398	Spark Energy, Inc., Class A	178,404

See Notes to Financial Statements.

24	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

June 30, 2016

Shares		Value
	Utilities (continued)
433,408	Vonage Holdings Corp.*	$2,643,789
		10,501,877

TOTAL COMMON STOCKS (Cost $62,359,842)		82,986,205

SHORT TERM INVESTMENTS-1.7%
	Mutual Funds-1.7%
1,473,421	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,473,421

TOTAL SHORT TERM INVESTMENTS (Cost $1,473,421)		1,473,421

TOTAL INVESTMENT SECURITIES-100.3% (Cost $63,833,263)		84,459,626
LIABILITIES IN EXCESS OF OTHER ASSETS-(0.3)%		(233,961)
NET ASSETS-100.0%		$84,225,665

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2016	25

Schedule of Investments	James Mid Cap Fund

June 30, 2016

Shares		Value
COMMON STOCKS-93.7%
	Basic Materials-12.9%
3,500	Agnico Eagle Mines, Ltd.	$187,250
7,500	Avery Dennison Corp.	560,625
5,000	Celanese Corp., Series A	327,250
12,000	Goodyear Tire & Rubber Co.	307,920
12,000	Silver Wheaton Corp.	282,360
2,000	Universal Forest Products, Inc.	185,380
		1,850,785

	Consumer, Cyclical-12.0%
6,000	Alaska Air Group, Inc.	349,740
6,500	Foot Locker, Inc.	356,590
10,000	Hawaiian Holdings, Inc.*	379,600
5,000	Skechers U.S.A., Inc., Class A*	148,600
10,000	Vista Outdoor, Inc.*	477,300
		1,711,830

	Consumer, Non-cyclical-12.4%
20,000	Convergys Corp.	500,000
6,000	Helen of Troy, Ltd.*	617,040
3,500	Ingredion, Inc.	452,935
2,400	Toro Co.	211,680
		1,781,655

	Energy-5.4%
60,000	McDermott International, Inc.*	296,400
6,500	Newfield Exploration Co.*	287,170
2,500	Tesoro Corp.	187,300
		770,870

	Financial-16.0%
8,775	American Financial Group, Inc.	648,736
20,000	Annaly Capital Management, Inc., REIT	221,400
3,850	Argo Group International Holdings, Ltd.	199,815
4,000	Aspen Insurance Holdings, Ltd.	185,520
6,000	Brandywine Realty Trust, REIT	100,800
9,000	Chimera Investment Corp., REIT	141,300
6,000	First American Financial Corp.	241,320
5,000	Government Properties Income Trust, REIT	115,300
2,000	LTC Properties, Inc., REIT	103,460
7,000	Validus Holdings, Ltd.	340,130
		2,297,781

	Industrial-7.3%
1,500	AMERCO	561,825
1,000	Huntington Ingalls Industries, Inc.	168,030
11,500	Smith & Wesson Holding Corp.*	312,570
		1,042,425

	Technology-16.4%
7,750	Arrow Electronics, Inc.*	479,725
7,000	Avnet, Inc.	283,570

See Notes to Financial Statements.

26	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

June 30, 2016

Shares		Value
	Technology (continued)
13,950	Deluxe Corp.	$925,861
5,000	Orbital ATK, Inc.	425,700
2,500	SYNNEX Corp.	237,050
		2,351,906

	Utilities-11.3%
8,000	CenterPoint Energy, Inc.	192,000
12,000	CMS Energy Corp.	550,320
4,975	DTE Energy Co.	493,122
4,000	Portland General Electric Co.	176,480
4,500	UGI Corp.	203,625
		1,615,547

TOTAL COMMON STOCKS (Cost $9,186,383)		13,422,799

EXCHANGE TRADED FUNDS-1.6%
12,500	iShares® Silver Trust ETF*	223,375

TOTAL EXCHANGE TRADED FUNDS (Cost $170,062)		223,375

SHORT TERM INVESTMENTS-4.7%
	Mutual Funds-4.7%
674,438	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	674,438

TOTAL SHORT TERM INVESTMENTS (Cost $674,438)		674,438

TOTAL INVESTMENT SECURITIES-100.0% (Cost $10,030,883)		14,320,612
OTHER ASSETS IN EXCESS OF LIABILITIES-0.0%(a)		5,036
NET ASSETS-100.0%		$14,325,648

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.

See Notes to Financial Statements.

Annual Report | June 30, 2016	27

Schedule of Investments	James Micro Cap Fund

June 30, 2016

Shares		Value
COMMON STOCKS-92.9%
	Basic Materials-10.2%
1,597	AEP Industries, Inc.	$128,495
11,755	Ciner Resources LP	329,375
20,830	Lydall, Inc.*	803,205
156,790	Richmont Mines, Inc.*	1,444,036
		2,705,111

	Consumer, Cyclical-19.5%
8,200	Cato Corp., Class A	309,304
33,001	Flexsteel Industries, Inc.	1,307,500
12,185	Hawaiian Holdings, Inc.*	462,543
27,581	Patrick Industries, Inc.*	1,662,858
52,668	PC Connection, Inc.	1,253,498
9,140	Wabash National Corp.*	116,078
3,380	Wayside Technology Group, Inc.	61,043
		5,172,824

	Consumer, Non-cyclical-16.6%
6,850	Coca-Cola Bottling Co. Consolidated	1,010,170
13,930	Ingles Markets, Inc., Class A	519,589
20,852	John B Sanfilippo & Son, Inc.	888,921
28,038	Natural Health Trends Corp.	790,391
26,855	Omega Protein Corp.*	536,831
33,857	Superior Uniform Group, Inc.	646,330
		4,392,232

	Energy-3.8%
6,767	Matrix Service Co.*	111,588
98,941	Star Gas Partners LP	878,596
		990,184

	Financial-16.4%
11,120	Ares Commercial Real Estate Corp., REIT	136,665
25,580	Ashford Hospitality Trust, Inc., REIT	137,365
19,785	Dynex Capital, Inc., REIT	137,308
18,568	ePlus, Inc.*	1,518,677
6,505	Getty Realty Corp., REIT	139,532
58,813	MainSource Financial Group, Inc.	1,296,827
2,955	MutualFirst Financial, Inc.	80,819
6,350	National Storage Affiliates Trust, REIT	132,207
20,370	Premier Financial Bancorp, Inc.	343,234
28,839	Reading International, Inc., Class A*	360,199
4,740	Whitestone, REIT	71,479
		4,354,312

	Industrial-11.4%
15,498	Aegion Corp.*	302,366
2,581	Alamo Group, Inc.	170,268
6,870	American Woodmark Corp.*	456,030
28,880	Costamare, Inc.	221,510
25,955	Covenant Transportation Group, Inc., Class A*	469,007
10,610	Culp, Inc.	293,154

See Notes to Financial Statements.

28	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

June 30, 2016

Shares		Value
	Industrial (continued)
23,900	DHT Holdings, Inc.	$120,217
18,160	Gener8 Maritime, Inc.*	116,224
18,855	Global Brass & Copper Holdings, Inc.	514,553
2,740	Strattec Security Corp.	111,710
4,905	Superior Industries International, Inc.	131,356
36,860	Teekay Tankers, Ltd., Class A	109,843
		3,016,238

	Technology-11.0%
47,075	Cohu, Inc.	510,764
21,895	FormFactor, Inc.*	196,840
63,855	NCI, Inc., Class A	897,163
51,341	Orbotech, Ltd.*	1,311,762
		2,916,529

	Utilities-4.0%
12,445	Inteliquent, Inc.	247,531
13,025	Spark Energy, Inc., Class A	430,476
63,035	Vonage Holdings Corp.*	384,514
		1,062,521

TOTAL COMMON STOCKS (Cost $18,636,282)		24,609,951

SHORT TERM INVESTMENTS-7.2%
	Mutual Funds-7.2%
1,918,955	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,918,955

TOTAL SHORT TERM INVESTMENTS (Cost $1,918,955)		1,918,955

TOTAL INVESTMENT SECURITIES-100.1% (Cost $20,555,237)		26,528,906
LIABILITIES IN EXCESS OF OTHER ASSETS-(0.1)%		(14,344)
NET ASSETS-100.0%		$26,514,562

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2016	29

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2016

Shares or Principal Amount		Value
COMMON STOCKS-72.1%
	Basic Materials-6.0%
1,600	Celanese Corp., Series A	$104,720
1,500	Neenah Paper, Inc.	108,555
700	PPG Industries, Inc.	72,905
3,000	Silver Wheaton Corp.	70,590
800	Universal Forest Products, Inc.	74,152
		430,922

	Consumer, Cyclical-10.9%
2,000	Big Lots, Inc.	100,220
700	CVS Health Corp.	67,018
2,500	Delta Air Lines, Inc.	91,075
5,500	Express, Inc.*	79,805
2,000	Foot Locker, Inc.	109,719
7,000	Ford Motor Co.	87,990
650	Home Depot, Inc.	82,999
1,400	Southwest Airlines Co.	54,894
1,000	Tata Motors, Ltd., Sponsored ADR*	34,670
1,000	Wyndham Worldwide Corp.	71,230
		779,620

	Consumer, Non-cyclical-7.9%
3,000	Convergys Corp.	75,000
650	Dr Pepper Snapple Group, Inc.	62,810
800	Helen of Troy, Ltd.*	82,272
1,400	Kroger Co.	51,506
1,793	Newell Rubbermaid, Inc.	87,086
2,750	Pfizer, Inc.	96,828
800	UnitedHealth Group, Inc.	112,960
		568,462

	Energy-7.3%
1,000	Chevron Corp.	104,830
1,300	Exxon Mobil Corp.	121,862
30,000	McDermott International, Inc.*	148,199
3,200	Newfield Exploration Co.*	141,376
		516,267

	Financial-10.8%
1,250	American Financial Group, Inc.	92,413
1,200	Bank of Montreal	76,068
2,000	BBVA Banco Frances SA, ADR	41,260
750	Chubb, Ltd.	98,032
5,000	Government Properties Income Trust, REIT	115,300
1,200	Grupo Financiero Galicia SA, ADR	36,648
2,000	JPMorgan Chase & Co.	124,280
800	Travelers Cos., Inc.	95,232
3,000	Unum Group	95,370
		774,603

	Industrial-8.1%
900	American Woodmark Corp.*	59,742

See Notes to Financial Statements.

30	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
	Industrial (continued)
650	FedEx Corp.	$98,657
1,200	Huntington Ingalls Industries, Inc.	201,636
2,150	Sonoco Products Co.	106,769
1,750	United Rentals, Inc.*	117,425
		584,229

	Technology-13.2%
10,000	ACCO Brands Corp.*	103,300
2,000	Arrow Electronics, Inc.*	123,800
3,000	Cisco Systems, Inc.	86,070
4,000	Corning, Inc.	81,920
2,000	Ebix, Inc.	95,800
2,000	Leidos Holdings, Inc.	95,740
325	Lockheed Martin Corp.	80,655
600	Northrop Grumman Corp.	133,368
1,300	Orbital ATK, Inc.	110,682
3,000	Wipro, Ltd., ADR	37,080
		948,415

	Utilities-7.9%
2,000	American Electric Power Co., Inc.	140,180
3,000	AT&T, Inc.	129,630
2,400	Avista Corp.	107,520
1,000	Pampa Energia SA, Sponsored ADR*	27,340
1,500	Pinnacle West Capital Corp.	121,590
2,000	Telecom Argentina SA, Sponsored ADR	36,660
		562,920

TOTAL COMMON STOCKS (Cost $4,828,834)		5,165,438

CLOSED-END FUNDS-1.5%
4,500	Aberdeen Chile Fund, Inc.	28,125
10,000	BlackRock Resources & Commodities Strategy Trust	77,000

TOTAL CLOSED-END FUNDS (Cost $101,150)		105,125

EXCHANGE TRADED FUNDS-2.2%
1,000	Global X MSCI Argentina ETF	22,300
1,000	iShares® MSCI All Peru Capped ETF	30,890
655	iShares® MSCI Ireland Capped ETF	23,541
1,800	VanEck Vectors Agribusiness ETF	86,418

TOTAL EXCHANGE TRADED FUNDS (Cost $154,717)		163,149

U.S. GOVERNMENT AGENCIES-1.4%
	Federal Farm Credit Banks-1.4%
$50,000	3.170%, 7/21/25	50,052

See Notes to Financial Statements.

Annual Report | June 30, 2016	31

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2016

Shares or Principal Amount		Value
	Federal Farm Credit Banks (continued)
$50,000	3.500%, 9/14/29	$50,301
		100,353
TOTAL U.S. GOVERNMENT AGENCIES (Cost $99,900)		100,353

U.S. TREASURY BONDS & NOTES-20.5%
	U.S. Treasury Inflation Indexed Bonds-7.8%
$530,700	0.625%, 7/15/21	558,734

	U.S. Treasury Notes-12.7%
500,000	1.375%, 9/30/20	509,180
400,000	1.125%, 2/28/21	402,844
		912,024
TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,452,647)		1,470,758

SHORT TERM INVESTMENTS-4.2%
	Mutual Funds-4.2%
299,897	First American Government Obligations Fund, Class Y, 7-Day Yield 0.257%	299,897

TOTAL SHORT TERM INVESTMENTS (Cost $299,897)		299,897

TOTAL INVESTMENT SECURITIES-101.9% (Cost $6,937,145)		7,304,720
LIABILITIES IN EXCESS OF OTHER ASSETS-(1.9)%		(133,088)
NET ASSETS-100.0%		$7,171,632

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

32	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount		Value
COMMON STOCKS-96.6%
	Basic Materials-14.0%
11,690	Avery Dennison Corp.	$873,828
12,840	Barrick Gold Corp.	274,134
11,250	Celanese Corp., Series A(a)	736,313
6,550	Cooper Tire & Rubber Co.(a)	195,321
17,790	Goodyear Tire & Rubber Co.(a)	456,491
11,990	Innospec, Inc.(a)	551,420
9,420	Lydall, Inc.*(a)	363,235
		3,450,742

	Consumer, Cyclical-10.0%
2,870	Alaska Air Group, Inc.(a)	167,292
7,440	Best Buy Co., Inc.	227,664
4,650	Big Lots, Inc.	233,011
15,080	Express, Inc.*	218,811
6,120	Meritage Homes Corp.*(a)	229,745
20,740	RR Donnelley & Sons Co.	350,921
15,320	Skechers U.S.A., Inc., Class A*(a)	455,310
15,080	Southwest Airlines Co.(a)	591,287
		2,474,041

	Consumer, Non-cyclical-23.9%
3,340	Aetna, Inc.(a)	407,914
1,840	Anthem, Inc.	241,666
8,680	Dr Pepper Snapple Group, Inc.(a)	838,748
5,300	DST Systems, Inc.	617,079
9,040	Helen of Troy, Ltd.*(a)	929,674
21,160	Kroger Co.(a)	778,476
19,685	Pfizer, Inc.(a)	693,109
3,060	Sanderson Farms, Inc.	265,118
3,850	Toro Co.	339,570
5,650	UnitedHealth Group, Inc.(a)	797,780
		5,909,134

	Energy-5.3%
10,710	BP PLC, Sponsored ADR	380,312
4,575	Exxon Mobil Corp.	428,861
2,190	HollyFrontier Corp.	52,056
6,120	Newfield Exploration Co.*	270,382
3,380	Valero Energy Corp.(a)	172,380
		1,303,991

	Financial-11.1%
19,560	AmTrust Financial Services, Inc.	479,220
1,960	Chubb, Ltd.	256,191
9,750	Fifth Third Bancorp	171,502
8,140	JPMorgan Chase & Co.(a)	505,820
5,830	PNC Financial Services Group, Inc.(a)	474,504
7,200	Travelers Cos., Inc.(a)	857,088
		2,744,325

See Notes to Financial Statements.

Annual Report | June 30, 2016	33

Schedule of Investments	James Long-Short Fund

June 30, 2016

Shares or Principal Amount		Value
	Industrial-10.1%
1,410	AMERCO(a)	$528,115
1,500	FedEx Corp.	227,670
3,540	Magna International, Inc.(a)	124,148
5,160	Republic Services, Inc.	264,760
29,210	Smith & Wesson Holding Corp.*(a)	793,928
6,720	Sonoco Products Co.(a)	333,715
50,470	Tsakos Energy Navigation, Ltd.(a)	236,704
		2,509,040

	Technology-11.7%
2,550	Apple, Inc.	243,780
6,625	Deluxe Corp.(a)	439,701
1,680	International Business Machines Corp.	254,991
2,455	Lockheed Martin Corp.(a)	609,257
4,620	Northrop Grumman Corp.(a)	1,026,934
6,010	WESCO International, Inc.*	309,455
		2,884,118

	Utilities-10.5%
2,590	American Electric Power Co., Inc.(a)	181,533
11,180	CenterPoint Energy, Inc.	268,320
7,040	Edison International(a)	546,797
14,745	PNM Resources, Inc.(a)	522,563
9,810	Verizon Communications, Inc.	547,790
86,855	Vonage Holdings Corp.*(a)	529,816
		2,596,819

TOTAL COMMON STOCKS (Cost $19,280,689)		23,872,210

EXCHANGE TRADED FUNDS-2.8%
6,060	iShares® MSCI Ireland Capped ETF	217,796
2,090	SPDR® Gold Shares ETF*	264,427
4,970	VanEck Vectors® Junior Gold Miners ETF	211,821

TOTAL EXCHANGE TRADED FUNDS (Cost $607,228)		694,044

See Notes to Financial Statements.

34	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

June 30, 2016

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-28.7%
Mutual Funds-28.7%
7,082,545	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	$7,082,545

TOTAL SHORT TERM INVESTMENTS (Cost $7,082,545)	7,082,545

TOTAL INVESTMENT SECURITIES-128.1% (Cost $26,970,462)	31,648,799
SECURITIES SOLD SHORT-0.0%(b) (Proceeds $10,984)	(11,705)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(28.1)%	(6,932,579)
NET ASSETS-100.0%	$24,704,515

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-0.0%(b)
	Technology-0.0%(b)
(1,275)	Brocade Communications Systems, Inc.	$(11,705)

TOTAL COMMON STOCKS SOLD SHORT		(11,705)
(Proceeds $10,984)

TOTAL SECURITIES SOLD SHORT-0.0%(b) (Proceeds $10,984)		$(11,705)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $11,592,817.
(b)	Less than 0.05% of Net Assets.

See Notes to Financial Statements.

Annual Report | June 30, 2016	35

Statements of Assets and Liabilities	James Advantage Funds

June 30, 2016

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$4,005,875,715	$63,833,263	$10,030,883	$20,555,237	$6,937,145	$26,970,462
At value	$4,475,178,083	$84,459,626	$14,320,612	$26,528,906	$7,304,720	$31,648,799
Cash	64,566	–	2,450	–	–	–
Dividends and interest receivable	13,300,918	58,415	19,682	20,675	7,926	18,999
Receivable for securities sold	33,071,921	–	–	–	–	–
Receivable for capital shares sold	2,856,545	96,320	100	114,950	50,000	100
Other assets	88,421	–	–	–	–	–
Total Assets	4,524,560,454	84,614,361	14,342,844	26,664,531	7,362,646	31,667,898

LIABILITIES:

Payable due to broker for short sales closed	–	–	–	–	–	6,920,568
Payable for securities sold short (proceeds $0, $0, $0, $0, $0 and $10,984, respectively)	–	–	–	–	–	11,705
Payable for dividends on securities sold short	–	–	–	–	–	1,107
Payable for capital shares redeemed	13,267,699	63,549	–	–	–	–
Payable for securities purchased	102,354,010	221,410	–	117,781	185,507	–
Payable for distributions	70	–	–	–	–	–
Accrued expenses:
Management fees	2,306,192	86,388	14,321	32,188	5,507	24,987
12b-1 distribution and service fees	595,057	17,349	2,875	–	–	5,016
Other payables	477,826	–	–	–	–	–
Total Liabilities	119,000,854	388,696	17,196	149,969	191,014	6,963,383
Net Assets	$4,405,559,600	$84,225,665	$14,325,648	$26,514,562	$7,171,632	$24,704,515

NET ASSETS CONSIST OF:

Paid-in capital	$4,007,405,145	$71,536,260	$9,700,299	$23,198,731	$7,315,613	$22,386,011
Accumulated net investment income/(loss)	8,370,344	(92,043)	6,897	(97,981)	22,902	(128,890)
Accumulated net realized gain/(loss)	(79,523,685)	(7,844,915)	328,723	(2,559,857)	(534,458)	(2,230,222)
Net unrealized appreciation	469,307,796	20,626,363	4,289,729	5,973,669	367,575	4,677,616
Net Assets	$4,405,559,600	$84,225,665	$14,325,648	$26,514,562	$7,171,632	$24,704,515

See Notes to Financial Statements.

36	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities

June 30, 2016

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$2,892,809,094	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	119,852,016	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.14	N/A	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$1,512,750,506	N/A	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	63,308,247	N/A	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$23.89	N/A	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$84,225,665	$14,325,648	$26,514,562	$7,171,632	$24,704,515
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	2,749,099	1,056,177	1,764,186	757,326	1,903,127
Net assets value, offering price and redemption price per share	N/A	$30.64	$13.56	$15.03	$9.47	$12.98

See Notes to Financial Statements.

Annual Report | June 30, 2016	37

Statements of Operations	James Advantage Funds

For the Year Ended June 30, 2016

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund(a)	James Long-Short Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $169,849, $40, $170, $–, $358 and $1,718, respectively)	$45,699,747	$2,171,885	$365,047	$329,859	$70,024	$500,075
Interest	41,203,865	1,169	–	1,535	20,701	–
Total Investment Income	86,903,612	2,173,054	365,047	331,394	90,725	500,075
EXPENSES:
Management fees	27,945,753	1,322,086	223,199	393,603	49,528	345,830
12b-1 distribution and service fees - Retail Class	7,401,415	–	–	–	–	–
12b-1 distribution and service fees	–	265,462	44,814	–	–	69,436
Dividend expense on securities sold short	–	–	–	–	–	68,607
Broker fees and charges on securities sold short	–	–	–	–	–	208,232
Administration fee	1,185,823	–	–	–	–	–
Transfer agent fee	376,695	–	–	–	–	–
Interest expense	–	127	33	–	–	123
Custodian fees	368,591	–	–	–	–	–
Professional fees	201,770	–	–	–	–	–
Trustee fees	199,491	5,224	875	1,198	170	1,348
Registration fees	256,074	–	–	–	–	–
Shareholder report printing and mailing	270,079	–	–	–	–	–
Other expenses	111,622	–	–	–	–	–
Total Expenses	38,317,313	1,592,899	268,921	394,801	49,698	693,576
Net Investment Income/(Loss)	48,586,299	580,155	96,126	(63,407)	41,027	(193,501)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Investments	(69,258,788)	(7,871,318)	328,256	(1,835,186)	(534,928)	(397,118)
Securities sold short	–	–	–	–	–	625,430
Foreign currency transactions	(66,763)	–	–	–	–	–
Long-term capital gain distributions from other investment companies	–	–	–	–	345	–
Total realized gain/(loss)	(69,325,551)	(7,871,318)	328,256	(1,835,186)	(534,583)	228,312
Net change in unrealized appreciation/(depreciation) on investments	(5,660,730)	(3,461,143)	(929,328)	1,258,293	367,575	(687,147)
Net change in unrealized appreciation on securities sold short	–	–	–	–	–	61,633
Net change in unrealized appreciation on foreign currency translation	49,372	–	–	–	–	–
Total change in unrealized appreciation/(depreciation)	(5,611,358)	(3,461,143)	(929,328)	1,258,293	367,575	(625,514)
Net Realized and Unrealized Loss on Investments	(74,936,909)	(11,332,461)	(601,072)	(576,893)	(167,008)	(397,202)
Net Decrease in Net Assets Resulting from Operations	$(26,350,610)	$(10,752,306)	$(504,946)	$(640,300)	$(125,981)	$(590,703)

(a)	Fund commenced operations on July 1, 2015.

See Notes to Financial Statements.

38	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income/(loss)	$48,586,299	$35,298,797
Net realized gain/(loss)	(69,325,551)	105,279,369
Net change in unrealized appreciation/(depreciation)	(5,611,358)	(30,759,773)
Net Increase/(Decrease) in net assets resulting from operations	(26,350,610)	109,818,393

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(28,056,929)	(20,167,201)
From net realized gain on investments	(52,436,229)	(88,883,031)
Institutional Class Shares:
From net investment income	(17,468,629)	(11,369,896)
From net realized gain on investments	(24,906,312)	(35,788,504)
Decrease in net assets from distributions to shareholders	(122,868,099)	(156,208,632)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	798,326,471	1,083,291,781
Net asset value of shares issued in reinvestment of distributions to shareholders	78,274,626	106,212,553
Payments for shares redeemed	(853,387,658)	(673,909,544)
Net Increase in net assets from Retail Class capital share transactions	23,213,439	515,594,790

Institutional Class Shares:
Proceeds from shares sold	624,996,786	663,031,846
Net asset value of shares issued in reinvestment of distributions to shareholders	31,613,669	32,935,059
Payments for shares redeemed	(376,036,136)	(213,184,051)
Net Increase in net assets from Institutional Class capital share transactions	280,574,319	482,782,854
Total Increase in Net Assets	154,569,049	951,987,405

NET ASSETS:

Beginning of year	4,250,990,551	3,299,003,146
End of year	$4,405,559,600	$4,250,990,551
Accumulated Net Investment Income	$8,370,344	$73,489
See Notes to Financial Statements.

Annual Report | June 30, 2016	39

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	32,952,333	43,126,510
Shares issued in reinvestment of distributions to shareholders	3,249,232	4,294,108
Shares redeemed	(35,477,042)	(26,927,316)
Net Increase in shares outstanding	724,523	20,493,302
Shares outstanding, beginning of period	119,127,493	98,634,191
Shares outstanding, end of period	119,852,016	119,127,493

Institutional Class Shares:
Shares sold	26,103,085	26,756,542
Shares issued in reinvestment of distributions to shareholders	1,325,565	1,342,995
Shares redeemed	(15,812,122)	(8,578,394)
Net Increase in shares outstanding	11,616,528	19,521,143
Shares outstanding, beginning of period	51,691,719	32,170,576
Shares outstanding, end of period	63,308,247	51,691,719

See Notes to Financial Statements.

40	www.jamesfunds.com

James Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income/(loss)	$580,155	$63,755
Net realized gain/(loss)	(7,871,318)	13,922,731
Net change in unrealized appreciation/(depreciation)	(3,461,143)	(16,372,684)
Net Decrease in net assets resulting from operations	(10,752,306)	(2,386,198)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(517,833)	–
From net realized gain on investments	(4,796,245)	–
Decrease in net assets from distributions to shareholders	(5,314,078)	–

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	49,359,102	19,950,230
Net asset value of shares issued in reinvestment of distributions to shareholders	4,858,141	–
Payments for shares redeemed	(79,070,682)	(55,955,457)
Net Decrease in net assets from capital share transactions	(24,853,439)	(36,005,227)
Total Decrease in Net Assets	(40,919,823)	(38,391,425)

NET ASSETS:

Beginning of year	125,145,488	163,536,913
End of year	$84,225,665	$125,145,488
Accumulated Net Investment Loss	$(92,043)	$(160,754)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	1,499,756	602,780
Shares issued in reinvestment of distributions to shareholders	148,790	–
Shares redeemed	(2,638,285)	(1,690,399)
Net Decrease in shares outstanding	(989,739)	(1,087,619)
Shares outstanding, beginning of period	3,738,838	4,826,457
Shares outstanding, end of period	2,749,099	3,738,838

See Notes to Financial Statements.

Annual Report | June 30, 2016	41

Statements of Changes in Net Assets	James Mid Cap Fund

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income/(loss)	$96,126	$(24,974)
Net realized gain/(loss)	328,256	1,310,582
Net change in unrealized appreciation/(depreciation)	(929,328)	(1,497,518)
Net Decrease in net assets resulting from operations	(504,946)	(211,910)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(67,006)	(8,282)
From net realized gain on investments	(1,140,548)	(1,523,309)
Decrease in net assets from distributions to shareholders	(1,207,554)	(1,531,591)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,250,018	5,839,177
Net asset value of shares issued in reinvestment of distributions to shareholders	1,167,652	1,395,032
Payments for shares redeemed	(8,569,249)	(2,932,412)
Net Increase/(Decrease) in net assets from capital share transactions	(5,151,579)	4,301,797
Total Increase/(Decrease) in Net Assets	(6,864,079)	2,558,296

NET ASSETS:

Beginning of year	21,189,727	18,631,431
End of year	$14,325,648	$21,189,727
Accumulated Net Investment Income/(Loss)	$6,897	$(21,753)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	155,737	385,493
Shares issued in reinvestment of distributions to shareholders	83,563	96,071
Shares redeemed	(608,877)	(190,331)
Net Increase/(Decrease) in shares outstanding	(369,577)	291,233
Shares outstanding, beginning of period	1,425,754	1,134,521
Shares outstanding, end of period	1,056,177	1,425,754

See Notes to Financial Statements.

42	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income/(loss)	$(63,407)	$69,593
Net realized gain/(loss)	(1,835,186)	125,414
Net change in unrealized appreciation/(depreciation)	1,258,293	1,199,893
Net Increase/(Decrease) in net assets resulting from operations	(640,300)	1,394,900

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(27,110)	(28,924)
From net realized gain on investments	–	(3,160,652)
Decrease in net assets from distributions to shareholders	(27,110)	(3,189,576)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	11,917,246	9,202,348
Net asset value of shares issued in reinvestment of distributions to shareholders	26,268	2,984,065
Payments for shares redeemed, net of redemption fees	(8,787,422)	(2,621,653)
Net Increase in net assets from capital share transactions	3,156,092	9,564,760
Total Increase in Net Assets	2,488,682	7,770,084

NET ASSETS:

Beginning of year	24,025,880	16,255,796
End of year	$26,514,562	$24,025,880
Accumulated Net Investment Loss	$(97,981)	$(27,241)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	785,068	606,052
Shares issued in reinvestment of distributions to shareholders	1,718	208,473
Shares redeemed	(612,860)	(158,389)
Net Increase in shares outstanding	173,926	656,136
Shares outstanding, beginning of period	1,590,260	934,124
Shares outstanding, end of period	1,764,186	1,590,260

See Notes to Financial Statements.

Annual Report | June 30, 2016	43

Statements of Changes in Net Assets	James Aggressive Allocation Fund

For the Year Ended June 30, 2016(a)
FROM OPERATIONS:

Net investment income/(loss)	$41,027
Net realized gain/(loss)	(534,583)
Net change in unrealized appreciation/(depreciation)	367,575
Net Decrease in net assets resulting from operations	(125,981)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(18,000)
Decrease in net assets from distributions to shareholders	(18,000)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	7,734,959
Net asset value of shares issued in reinvestment of distributions to shareholders	17,190
Payments for shares redeemed	(436,536)
Net Increase in net assets from capital share transactions	7,315,613
Total Increase in Net Assets	7,171,632

NET ASSETS:

Beginning of year	–
End of year	$7,171,632
Accumulated Net Investment Income	$22,902

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	805,029
Shares issued in reinvestment of distributions to shareholders	1,873
Shares redeemed	(49,576)
Net Increase in shares outstanding	757,326
Shares outstanding, beginning of period	–
Shares outstanding, end of period	757,326

(a)	Fund commenced operations on July 1, 2015.

See Notes to Financial Statements.

44	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income/(loss)	$(193,501)	$(286,084)
Net realized gain/(loss)	228,312	(1,544,242)
Net change in unrealized appreciation/(depreciation)	(625,514)	349,528
Net Decrease in net assets resulting from operations	(590,703)	(1,480,798)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,810,646	20,956,361
Payments for shares redeemed	(11,405,872)	(9,031,159)
Net Increase/(Decrease) in net assets from capital share transactions	(8,595,226)	11,925,202
Total Increase/(Decrease) in Net Assets	(9,185,929)	10,444,404

NET ASSETS:

Beginning of year	33,890,444	23,446,040
End of year	$24,704,515	$33,890,444
Accumulated Net Investment Loss	$(128,890)	$(154,104)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	211,922	1,516,178
Shares redeemed	(869,329)	(654,209)
Net Increase/(Decrease) in shares outstanding	(657,407)	861,969
Shares outstanding, beginning of period	2,560,534	1,698,565
Shares outstanding, end of period	1,903,127	2,560,534

See Notes to Financial Statements.

Annual Report | June 30, 2016	45

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$24.96	$25.28	$22.55	$20.93	$20.66
Income/(Loss) from investment operations:
Net investment income	0.25 (a)	0.22 (a)	0.24 (a)	0.32 (a)	0.25
Net realized and unrealized gain/(loss)	(0.41)	0.49	2.96	1.75	0.55
Total from investment operations	(0.16)	0.71	3.20	2.07	0.80

Less distributions:
From net investment income	(0.23)	(0.18)	(0.24)	(0.30)	(0.23)
From net realized gain on investments	(0.43)	(0.85)	(0.23)	(0.15)	(0.30)
Total distributions	(0.66)	(1.03)	(0.47)	(0.45)	(0.53)
Net asset value at end of year	$24.14	$24.96	$25.28	$22.55	$20.93

Total return	(0.64)%	2.90%	14.32%	9.98%	3.98%

Net assets, end of year (in thousands)	$2,892,809	$2,973,350	$2,493,030	$1,735,736	$1,249,228

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.96%	0.97%	1.00%	1.04%	1.07%
Ratio of net investment income to average net assets	1.03%	0.87%	0.99%	1.45%	1.26%
Portfolio turnover rate	46%	43%	32%	58%	36%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

46	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$24.72	$25.05	$22.35	$20.81	$20.61
Income/(Loss) from investment operations:
Net investment income	0.31 (a)	0.28 (a)	0.29 (a)	0.38 (a)	0.33
Net realized and unrealized gain/(loss)	(0.42)	0.50	2.94	1.73	0.52
Total from investment operations	(0.11)	0.78	3.23	2.11	0.85

Less distributions:
From net investment income	(0.29)	(0.26)	(0.30)	(0.42)	(0.35)
From net realized gain on investments	(0.43)	(0.85)	(0.23)	(0.15)	(0.30)
Total distributions	(0.72)	(1.11)	(0.53)	(0.57)	(0.65)
Paid-in capital from redemption fees	–	–	–	0.00 (b)	–
Net asset value at end of year	$23.89	$24.72	$25.05	$22.35	$20.81

Total return	(0.43)%	3.20%	14.59%	10.26%	4.22%

Net assets, end of year (in thousands)	$1,512,751	$1,277,641	$805,973	$555,766	$304,731

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.71%	0.73%	0.75%	0.79%	0.82%
Ratio of net investment income to average net assets	1.28%	1.11%	1.24%	1.71%	1.52%
Portfolio turnover rate	46%	43%	32%	58%	36%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2016	47

Financial Highlights	James Small Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$33.47	$33.88	$28.66		$23.89	$23.88
Income/(Loss) from investment operations:
Net investment income/(loss)	0.17 (a)	0.01 (a)	(0.00	)(a)(b)	0.36 (a)	0.15
Net realized and unrealized gain/(loss)	(1.64)	(0.42)	6.12		4.92	(0.11)
Total from investment operations	(1.47)	(0.41)	6.12		5.28	0.04

Less distributions:
From net investment income	(0.12)	–	(0.90)		(0.51)	(0.03)
From net realized gain on investments	(1.24)	–	–		–	–
Total distributions	(1.36)	–	(0.90)		(0.51)	(0.03)
Net asset value at end of year	$30.64	$33.47	$33.88		$28.66	$23.89

Total return	(4.62)%	(1.21)%	21.46%		22.51%	0.16%

Net assets, end of year (in thousands)	$84,226	$125,145	$163,537		$161,271	$134,727

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.55%	0.04%	(0.00	)%(c)	1.39%	0.58%
Portfolio turnover rate	57%	76%	62%		41%	89%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.

48	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights

For a share outstanding throughout the indicated.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$14.86	$16.42		$12.97	$10.69	$11.38
Income/(Loss) from investment operations:
Net investment income/(loss)	0.08 (a)	(0.02	)(a)	0.01 (a)	0.08 (a)	0.04
Net realized and unrealized gain/(loss)	(0.42)	(0.15)		3.87	2.23	(0.64)
Total from investment operations	(0.34)	(0.17)		3.88	2.31	(0.60)

Less distributions:
From net investment income	(0.05)	(0.01)		(0.04)	(0.03)	(0.09)
From net realized gain on investments	(0.91)	(1.38)		(0.39)	–	–
Total distributions	(0.96)	(1.39)		(0.43)	(0.03)	(0.09)
Net asset value at end of year	$13.56	$14.86		$16.42	$12.97	$10.69

Total return	(2.46)%	(0.86)%		30.34%	21.68%	(5.26)%

Net assets, end of year (in thousands)	$14,326	$21,190		$18,631	$14,643	$12,657

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.54%	(0.13)%		0.05%	0.64%	0.32%
Portfolio turnover rate	47%	50%		31%	26%	36%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2016	49

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$15.11		$17.40	$13.96		$11.71	$11.91
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.04	)(a)	0.06 (a)	(0.05	)(a)	0.14 (a)	(0.01)
Net realized and unrealized gain/(loss)	(0.06)		1.12	3.50		2.25	(0.13)
Total from investment operations	(0.10)		1.18	3.45		2.39	(0.14)

Less distributions:
From net investment income	(0.01)		(0.02)	(0.01)		(0.14)	–
From net realized gain on investments	–		(3.45)	–		–	(0.06)
Total distributions	(0.01)		(3.47)	(0.01)		(0.14)	(0.06)
Paid-in capital from redemption fees	0.03		0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.03		$15.11	$17.40		$13.96	$11.71

Total return	(0.44)%		7.95%	24.75%		20.64%	(1.15)%

Net assets, end of year (in thousands)	$26,515		$24,026	$16,256		$11,817	$10,173

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%		1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.24)%		0.38%	(0.31)%		1.12%	(0.14)%
Portfolio turnover rate	44%		52%	96%		46%	85%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

50	www.jamesfunds.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the periods indicated.

For the Year Ended June 30, 2016(a)
Net asset value - beginning of year	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.07
Net realized and unrealized loss	(0.57)
Total from investment operations	(0.50)

Less distributions:
From net investment income	(0.03)
Total distributions	(0.03)
Net asset value at end of year	$9.47

Total return	(4.98)%

Net assets, end of year (in thousands)	$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98%
Ratio of net investment income to average net assets	0.81%
Portfolio turnover rate	218%

(a)	Fund commenced operations on July 1, 2015.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2016	51

Financial Highlights	James Long-Short Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015		For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012
Net asset value - beginning of year	$13.24		$13.80		$11.70		$9.99	$10.10
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.09	)(a)	(0.13	)(a)	(0.06	)(a)	0.04 (a)	(0.04)
Net realized and unrealized gain/(loss)	(0.17)		(0.43)		2.16		1.71	(0.05)
Total from investment operations	(0.26)		(0.56)		2.10		1.75	(0.09)

Less distributions:
From net investment income	–		–		–		(0.04)	(0.02)
Total distributions	–		–		–		(0.04)	(0.02)
Net asset value at end of year	$12.98		$13.24		$13.80		$11.70	$9.99

Total return	(1.96)%		(4.06)%		17.95%		17.57%	(0.93)%

Net assets, end of year (in thousands)	$24,705		$33,890		$23,446		$15,694	$9,160

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(b)	2.50%		2.70%		2.57%		2.70%	2.66%
Ratio of net investment income/(loss) to average net assets	(0.70)%		(0.92)%		(0.44)%		0.35%	(0.44)%
Portfolio turnover rate	49%		117%		171%		58%	159%

(a)	Calculated using the average shares method.
(b)	Dividend and interest expense on securities sold short and interest expense totaled 1.00%, 1.20%, 1.07%, 1.20% and 1.15% (annualized) of average net assets for the years ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

See Notes to Financial Statements.

52	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2016

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index. As of June 30, 2016, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $4.11 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P MidCap 400® Value Index. As of June 30, 2016, the stock with the maximum capitalization in the S&P MidCap 400® Value Index had a capitalization of $9.76 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2016, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $1.28 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. This Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation
The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $45,020 and $48 for years ended June 30, 2016 and June 30, 2015, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation
Securities are valued at fair value. The Funds' portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not

Annual Report | June 30, 2016	53

Notes to Financial Statements	James Advantage Funds

June 30, 2016

accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or
Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2016:

James Balanced: Golden Rainbow Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,142,005,113	$–	$–	$2,142,005,113
Closed-End Funds	1,008,700	–	–	1,008,700
Exchange Traded Funds	51,900,392	–	–	51,900,392
Corporate Bonds	–	281,933,645	–	281,933,645
Mortgage Backed Securities	–	19,728,876	–	19,728,876
U.S. Government Agencies	–	234,667,663	–	234,667,663
U.S. Treasury Bonds & Notes	1,361,183,222	–	–	1,361,183,222
Foreign Bonds	–	35,980,381	–	35,980,381
Municipal Bonds	–	203,355,589	–	203,355,589
Short Term Investments	143,414,502	–	–	143,414,502
Total	$3,699,511,929	$775,666,154	$–	$4,475,178,083

54	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2016

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$82,986,205	$–	$–	$82,986,205
Short Term Investments	1,473,421	–	–	1,473,421
Total	$84,459,626	$–	$–	$84,459,626

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$13,422,799	$–	$–	$13,422,799
Exchange Traded Funds	223,375	–	–	223,375
Short Term Investments	674,438	–	–	674,438
Total	$14,320,612	$–	$–	$14,320,612

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$24,609,951	$–	$–	$24,609,951
Short Term Investments	1,918,955	–	–	1,918,955
Total	$26,528,906	$–	$–	$26,528,906

James Aggressive Allocation Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,165,438	$–	$–	$5,165,438
Closed-End Funds	105,125	–	–	105,125
Exchange Traded Funds	163,149	–	–	163,149
U.S. Government Agencies	–	100,353	–	100,353
U.S. Treasury Bonds & Notes	1,470,758	–	–	1,470,758
Short Term Investments	299,897	–	–	299,897
Total	$7,204,367	$100,353	$–	$7,304,720

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$23,872,210	$–	$–	$23,872,210
Exchange Traded Funds	694,044	–	–	694,044
Short Term Investments	7,082,545	–	–	7,082,545
Total	$31,648,799	$–	$–	$31,648,799

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(11,705)	$–	$–	$(11,705)
TOTAL	$(11,705)	$–	$–	$(11,705)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Annual Report | June 30, 2016	55

Notes to Financial Statements	James Advantage Funds

June 30, 2016

The Funds recognize transfer between levels as of the end of period. For the year ended June 30, 2016, the Funds did not have any transfer between Level 1 and Level 2 securities.

Investment Transactions
Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2016, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation
The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash
The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or equity securities sufficient to collateralize the market value of the Fund’s short positions.

Investment Income
Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders
Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not

56	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2016

directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from the differences in the GAAP (book) and tax treatment of certain investments such as partnerships, grantor trusts, collateralized debt instruments, foreign currency and, in some cases expenses paid on positions held short.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Paid-in capital	$(8)	$(676)	$–	$(37,187)	$–	$(217,728)
Accumulated net investment income/(loss)	5,236,114	6,389	(470)	19,777	(125)	218,715
Accumulated net realized gain/ (loss)	(5,236,106)	(5,713)	470	17,410	125	(987)
Included in the amounts reclassified above were net operating losses offset to Paid-in capital, were as follows	$–	$–	$–	$10,068	$–	$217,727

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Tax cost of portfolio investments	$4,008,825,025	$64,190,825	$10,030,451	$20,519,055	$6,950,842	$27,054,585
Gross unrealized appreciation	$529,408,183	$21,960,490	$4,348,327	$6,797,966	$430,584	$5,381,134
Gross unrealized depreciation	(63,055,125)	(1,691,689)	(58,166)	(788,115)	(76,706)	(786,920)
Net appreciation/(depreciation) of foreign currency and derivatives	5,428	–	–	–	–	(721)
Net unrealized appreciation	466,358,486	20,268,801	4,290,161	6,009,851	353,878	4,593,493
Accumulated capital gains/(losses)	(76,581,942)	(7,487,353)	328,291	(2,596,039)	(520,761)	(2,146,099)
Undistributed ordinary income	8,802,003	–	6,897	–	22,902	–
Other cumulative effect of timing differences	(424,092)	(92,043)	–	(97,981)	–	(128,890)
Total	$398,154,455	$12,689,405	$4,625,349	$3,315,831	$(143,981)	$2,318,504

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

Annual Report | June 30, 2016	57

Notes to Financial Statements	James Advantage Funds

June 30, 2016

The tax character of distributions paid for the year ended June 30, 2016 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Ordinary Income	$45,525,513	$517,857	$67,006	$27,110	$18,000	$–
Long-Term Capital Gains	77,342,586	4,796,221	1,140,548	–	–	–
Total	$122,868,099	$5,314,078	$1,207,554	$27,110	$18,000	$–

The tax character of distributions paid for the year ended June 30, 2015 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$36,104,504	$–	$50,911	$29,482	$–
Long-Term Capital Gains	120,104,128	–	1,480,680	3,160,094	–
Total	$156,208,632	$–	$1,531,591	$3,189,576	$–

Capital Losses
Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Balanced: Golden Rainbow Fund	$28,247,484	$–
James Small Cap Fund	2,405,338	–
James Micro Cap Fund	1,465,490	6,594
James Aggressive Allocation Fund	243,759	–
James Long-Short Fund	1,519,624	–

The Funds elect to defer to the year ending June 30, 2017 capital losses recognized during the period November 1, 2015 through June 30, 2016 in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$48,334,458
James Small Cap Fund	5,082,015
James Micro Cap Fund	1,123,955
James Aggressive Allocation Fund	277,002
James Long-Short Fund	626,475

The Funds elect to defer to the year ended June 30, 2017 late year ordinary losses in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$424,092
James Small Cap Fund	90,436
James Micro Cap Fund	97,212
James Long-Short Fund	128,890

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in other long-term U.S. Government obligations for the year ended June 30, 2016 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$1,021,890,944	$786,110,658
James Small Cap Fund	2,494,881	2,496,203
James Micro Cap Fund	748,464	750,000
James Aggressive Allocation Fund	4,840,927	3,297,892

Purchases and sales (including maturities) of investments in other long-term securities for the year ended June 30, 2016 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$1,224,378,755	$1,160,882,497
James Small Cap Fund	56,254,331	83,065,792
James Mid Cap Fund	8,068,759	13,800,556
James Micro Cap Fund	12,414,449	10,161,882
James Aggressive Allocation Fund	12,874,447	7,248,957
James Long-Short Fund	14,904,065	32,862,730

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James Advantage Funds	Notes to Financial Statements

June 30, 2016

For the year ended June 30, 2016, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $15,418,771 and $24,729,128, respectively, for the Long-Short Fund.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement
The Funds retain James Investment Research, Inc. (“James”) to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the year ended June 30, 2016 are disclosed in the Statements of Operations.

Transfer Agency and Services Agreement
ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the year ended June 30, 2016 are disclosed in the Statements of Operations.

Plans of Distribution
The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long Short Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans,

Annual Report | June 30, 2016	59

Notes to Financial Statements	James Advantage Funds

June 30, 2016

which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the year ended June 30, 2016, the James Small Cap Fund, James Mid Cap Fund, and James Long-Short Fund utilized their line of credit. The average amount of borrowings was $653,500 over 2 days with a weighted-average interest rate of 3.50% for the James Small Cap Fund, the average amount of borrowings was $170,000 over 2 days with a weighted-average interest rate of 3.50% for the James Mid Cap Fund, and the average amount of borrowings was $151,667 over 9 day with a weighted-average interest rate of 3.25% for James Long-Short Fund. As of June 30, 2016, the James Small Cap Fund, James Mid Cap Fund, and James Long-Short Fund did not have an outstanding balance with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. For the remaining Funds, there were no borrowings on their line of credit during the year. Each Fund’s line of credit agreement expired on July 12, 2016 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$50,000,000	Prime Rate*	July 11, 2017
James Small Cap Fund	$6,500,000	Prime Rate*	July 11, 2017
James Mid Cap Fund	$715,000	Prime Rate*	July 11, 2017
James Micro Cap Fund	$540,000	Prime Rate*	July 11, 2017
James Aggressive Allocation Fund	$100,000	Prime Rate*	July 11, 2017
James Long-Short Fund	$3,000,000	Prime Rate*	July 11, 2017

*	The rate at which the Bank announces as its prime lending rate.

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James Advantage Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of James Advantage Funds (the “Funds”), comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the James Aggressive Allocation Fund, for the period from July 1, 2015 (commencement of operations) to June 30, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the James Advantage Funds as of June 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 24, 2016

Annual Report | June 30, 2016	61

Additional Information	James Advantage Funds

June 30, 2016 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1‐800‐995‐2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N‐Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1‐800‐995‐2637. Information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

TAX DESIGNATION

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2015 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	100.00%
James Small Cap Fund	100.00%
James Mid Cap Fund	100.00%
James Micro Cap Fund	28.65%
James Long-Short Fund	0%
James Aggressive Allocation Fund	98.99%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2015 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	99.95%
James Small Cap Fund	100.00%
James Mid Cap Fund	100.00%
James Micro Cap Fund	28.65%
James Long-Short Fund	0%
James Aggressive Allocation Fund	98.99%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $77,342,586; James Small Cap Fund designated $4,796,221; and James Mid Cap Fund designated $1,140,548 as long-term capital gains dividend.

62	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2016 (Unaudited)

JAVAX

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Management Agreement with James Investment Research (the “Adviser”) for the James Aggressive Allocation Fund (the “Fund”) at a meeting on May 27, 2015.

In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors with respect to the Fund.

Nature, Extent and Quality of Services

It was noted that during the executive session, the Trustees reviewed the services to be provided by the Adviser to the Fund. The Trustees also discussed the time anticipated to be spent by the Adviser servicing the Fund’s shareholders and that there were no material changes in the structure or relationships of the Adviser since the similar report to the Board in February 2015.

It was also noted that during the executive session, the Board reviewed a description of the other services to be provided to the Fund under the unitary fee arrangement, including that an employee of an affiliate of the Adviser serves as the CCO of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. It was further noted that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds.

Based on the information provided, the Trustees determined that the nature, extent, and quality of services provided by the Adviser to the Fund were appropriate and acceptable for servicing the Fund.

Cost of Services Provided

The Trustees also reviewed during executive session the proposed unitary management fees of the Fund, comparing it with the management fees and total expense ratios of a peer group of funds with the same, or very similar, investment objectives and strategies.

Based on the information provided, the Trustees determined that the contractual management fee was higher than the peer group average but that, more importantly, the total expense ratio was significantly below the peer group average as a result of the unitary fee arrangement.

Comparable Accounts

It was noted that during the executive session, the Trustees reviewed a comparison of the fees to be charged by the Adviser to the Fund against fees charged to certain private account clients of the Adviser, which were wrap fee accounts.

Based on the information provided, the Trustees determined that the wrap fee arrangements were structured very differently from the proposed fee arrangements for the Fund, and of less value than the peer group data in analyzing the cost structure of the Fund.

Adviser Profitability

The Trustees reviewed during the executive session a projected profitability analysis provided by the Adviser with respect to the Fund, calculated at various potential asset levels.

The Trustees determined that, because the Fund had not yet launched,  there was no actual adviser profitability with respect to the Fund to be analyzed at this time.

Economies of Scale

The Trustees also considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Management Agreement.

The Trustees determined that, because the Fund had not yet launched, there were no economies of scale with respect to the Fund to be analyzed at this time.

Annual Report | June 30, 2016	63

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2016 (Unaudited)

Other Benefits to the Adviser

The Trustees reviewed and considered any other incidental benefits to be derived by the Adviser from its relationship with the Funds, noting that the Adviser does not have any soft dollar arrangements with broker-dealers and that the Adviser could benefit from its association with the Fund.

Other Considerations

After discussion, the Trustees determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of ETFs and similar products.

The Trustees revisited each of these topics in brief during the regular Board meeting.  At the conclusion of such discussion, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the proposed Management Agreement. After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the entering into the Management Agreement was in the best interests of the Fund and its shareholders.

FUNDS OTHER THAN JAVAX

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Management Agreement with James Investment Research (the “Adviser”) for the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Long-Short Fund, the James Mid Cap Fund and the James Micro Cap Fund (the “Funds”) at a meeting on February 24, 2016.

In renewing and approving the Management Agreements, the Board, including the Independent Trustees, considered the following factors with respect to the Funds.

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements.  The Board reviewed certain background materials supplied by the Adviser, including its Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated entities.  The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund.  The Board noted that the Adviser relied primarily on in-house research when making its investment decisions for the Funds.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds.

The Board also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and exchange-traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the Management Agreements was adequate and appropriate in light of the needs of such Fund.  Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies.  According to the Adviser, each

64	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2016 (Unaudited)

peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods.

The Board noted that all of the Funds, except the James Balanced: Golden Rainbow Fund, have a universal fee structure where the Adviser generally pays all of the expenses of the Fund.  The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure.  The Board reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct expenses of the Fund paid by the Adviser, not inclusive of any distribution expenses paid by the Adviser.  The Board reviewed the comparison of the net adjusted management fee for each Fund relative to its average management fee for its peer group.  The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex.  The Board also noted the additional difficulty of comparing the net expense ratios of long short funds because of their widely differing expense levels regarding interest expenses, securities sold short, and other similar line items unique to those products.

Based on the information provided, the Board determined that the net expense ratios for the James Small Cap Fund and the James Balanced: Golden Rainbow Fund: Institutional Class were slightly lower than their respective peer group median expense ratios.  In contrast, the Board determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Retail Class, James Mid Cap Fund, James Micro Cap Fund and the James Long-Short Fund were generally higher than their respective peer group median expense ratios.  The Board concluded that these differences were reasonable in light of the long-term performance of each Fund, the services provided by the Adviser, and the net adjusted management fees paid by each Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2015.  The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.  The Board noted that, according to Morningstar, the James Balanced: Golden Rainbow Fund had earned 5 stars; the Small Cap Fund, the Micro Cap Fund and the Long-Short Fund had each earned 4 stars, and the Mid Cap Fund had earned 3 stars.

With respect to the James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and Morningstar group average for the one-, three-, five- and ten-year periods, and that the Institutional Class had similarly outperformed those groups during the one-, three-, five-year and since inception periods.  For the James Small Cap Fund, the Board noted that the Fund had outperformed its peer group average and Morningstar group average for the one-, three-, and five-year periods while performing between the two averages for the ten-year period.  The Board then noted that the James Mid Cap Fund had outperformed its peer group average for the one-, three-, and five-year periods while performing between the two averages for the since inception period.  For the James Micro Cap Fund, the Board noted that the Fund had outperformed its peer group average and Morningstar group average during the one-, three-, and five-year periods.  For the James Long-Short Fund, the Board noted that the Fund had outperformed its peer group average and Morningstar group average during the three-year period, but underperformed during the one-year period.  The also noted that the James Mid Cap Fund and the James Micro Cap Fund also from time to time each outperformed its benchmark during the same periods.

Based on the information provided, the Board determined that the performance of each Fund was favorable over the periods considered for each Fund, and in general each Fund outperformed its peer group average and Morningstar group average during most, if not all, of the periods analyzed by the Board.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account and other registered investment company clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund under the Management Agreements.

Annual Report | June 30, 2016	65

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2016 (Unaudited)

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2015, reflecting revenues net of certain fees and expenses under the Management Agreements, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses and wage allocation applied to each Fund.  The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis, and received additional information from the Adviser about these assumptions and estimates.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund, and that several of the breakpoints for the James Balanced: Golden Rainbow Fund were currently in effect.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds.  The Board noted that the Adviser does not have any soft dollar arrangements.  The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser currently benefits from favorable press and name recognition generated by the Funds.

Based on the information provided, the Board determined there were no material other incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements.  During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary.  In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders

66	www.jamesfunds.com

James Advantage Funds	Trustees & Officers

June 30, 2016 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts.  Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEES
Name/Address/Age	Position(s) With Fund/Time Served/ During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[2], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	6	Director, Heart to Honduras (2006 – present); Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Year of Birth: 1930	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	6	None
Leslie L. Brandon Year of Birth: 1942	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	6	None
Ronald D. Brown Year of Birth: 1953	Trustee Since 2014	Chief Operating Officer, The Armor Group (2013-Present); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC (2009 - 2013)	6
Director, Currently Lead Director, of AO Smith Corporation (2001 - present);
Board Trustee of University of Cincinnati (2013 - present); Director, Zep Inc. (2010-2015);
Director of Makino Inc. (2010 - 2013)

Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	6	Director of DRT Mfg. Co., The Siebenthaler Company, PNC Bank – Dayton Region, Prime Controls Mfg. Co. and School Outfitters; Trustee of The Entrepreneur’s Center – An Edison Business Incubator
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	6	Director, Excellence in Motivation, Inc. (1996 - present); Director, DRT Manufacturing, Co. (1999 - present)

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385
[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
[2]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

Annual Report | June 30, 2016	67

Trustees & Officers	James Advantage Funds

June 30, 2016 (Unaudited)

OFFICERS
Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1949	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc., Chief Compliance Officer, James Investment Research, Inc. (1997-2011)
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012
Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011)

Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Assistant Secretary since 2011	Vice President, James Investment Research, Inc. (since 2014), First Vice President of James Investment Research, Inc. (2009-2014)
Andrea E. Kuchli, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1985	Assistant Secretary since 2015
Vice President and Senior Counsel of ALPS Fund Services, Inc. (2015 – present); Secretary of the Westcore Trust (2015 – present), Secretary of the Principal Real Estate Income Fund (2015 – present), Associate Attorney, Davis Graham & Stubbs LLP (2014 – 2015), Associate Attorney, Dechert LLP (2011 – 2014)

Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012)
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1974	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc. (since June 2012), Financial Reporting Manager, Parker Global Strategies, LLC (2009-2012)
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc. (since 2014), Assistant Vice President of James Investment Research, Inc. (2009-2014).

68	www.jamesfunds.com

James Advantage Funds	Privacy Policy

June 30, 2016 (Unaudited)
Facts
What does James Advantage Funds do with your personal information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
•	Social Security number and wire transfer instructions
•	account transactions and transaction history
•	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?
We collect your personal information, for example, when you
•     open an account or deposit money
•     direct us to buy securities or direct us to sell your securities
•     seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•     sharing for affiliates’ everyday business purposes – information about your creditworthiness.
•     affiliates from using your information to market to you.
•     sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies.
•     Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • James Advantage Funds does not jointly market.

Annual Report | June 30, 2016	69

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b)	For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c)	A person shall have acquired such attributes through:

(1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)	Other relevant experience.

(d)
(1)	A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.
(2)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
(3)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2016	June 30, 2015
$106,800	$89,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2016 and June 30, 2015 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2016	$0	$0
June 30, 2015	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2016 and June 30, 2015 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2016	$15,300	$0
June 30, 2015	$12,360	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2016	$0	$0
June 30, 2015	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2016 and June 30, 2015.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f)	Not applicable to the registrant.

(g)	Aggregate non-audit fees billed by the registrant’s accountant:

	Registrant	Adviser
June 30, 2016	$11,930.06	$0
June 30, 2015	$16,270	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2016 and June 30, 2015, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date: September 7, 2016

By (Signature and Title)

/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer

Date: September 7, 2016